UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039


                               THIRD AVENUE TRUST
                               ------------------
               (Exact name of registrant as specified in charter)


        622 Third Avenue, 32nd Floor, New York, NY                  10017
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017
------------------------------------------------------------------------
               (Name and address of agent for service)


Registrant's telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") is as follows:


                                     [LOGO]

                             THIRD AVENUE VALUE FUND

                       THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                      THIRD AVENUE INTERNATIONAL VALUE FUND

                                  ANNUAL REPORT

                                October 31, 2004

                                     [LOGO]

                        THIRD AVENUE TRUST ANNUAL REPORT
                             THIRD AVENUE VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2004

At October 31, 2004, the audited net asset value attributable to each of the 78,864,234 common shares outstanding of the Third Avenue Value Fund ("TAVFX," the "Portfolio," "Third Avenue," or the "Fund") was $48.16 per share. This compares with an audited net asset value at October 31, 2003 of $40.31 per share, adjusted for a subsequent distribution to shareholders.

Below, the investment team outlines notable developments in the Portfolio during the fiscal year ended October 31, 2004.

Q:   HOW DID THIRD AVENUE VALUE FUND PERFORM?
A: The Portfolio returned 19.48% during the twelve-month period ended October 31, 2004. The S&P 500, Russell 2500, Russell 2000 and Russell 2000 Value Indices returned 9.42%, 12.34%, 11.73% and 17.99%, respectively, during the same time period. Given the Fund's objective of long-term capital appreciation, it is important to note the Fund's performance against the indexes over longer periods of time. Third Avenue Value Fund's three-year, five-year, ten-year, and since inception (11/1/90) average annual returns for the period ending October 31, 2004 are 13.40%, 11.90%, 14.20%, and 16.46%, respectively. For the same time periods,  the S&P  500  Index  returned  3.92%,  (2.22)%,  11.01%,  and  12.15%, respectively; the Russell 2500 Index returned 13.09%, 9.39%, 12.25%, and 15.19%, respectively; the Russell 2000 Index returned 12.31%, 7.74%, 10.13%, and 13.67%; and the Russell 2000 Value Index returned 17.29%, 15.53%, 13.79%, and 16.97%, respectively. All return figures include reinvestment of dividends and interest and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.

Q:   WHAT SECTORS MOST AFFECTED THE FUND'S PERFORMANCE?
A: The Fund's performance was driven by its equity investments in Retail, Holding Companies, Real Estate, Japanese Non-Life Insurance, Utilities and Oil and Gas companies, as well as Building and Construction Products debt instruments. General market appreciation also contributed to the Fund's positive performance.

Detractors from performance included Semiconductor Equipment Manufacturers, Electronics and Securities Broker/Dealers.

Q:   WHAT IS YOUR INVESTMENT STRATEGY?
A: Third Avenue Value Fund seeks long-term capital appreciation, by acquiring securities of well-financed companies at a discount to what we believe is their true value. This strategy remains consistent, regardless of market environment.

In keeping with the Third Avenue philosophy, TAVFX utilizes a disciplined value approach to identifying investments. We seek companies with strong balance sheets, reasonable management teams whose interests are aligned with the interests of shareholders, in businesses that we understand, and whose equity securities can be purchased at a discount to what we believe the company would be worth as a takeover candidate. Thus our mantra, Safe and Cheap.

At Third Avenue, we pay little attention, if any, to the macro environment, including the economy and the general market, focusing instead on the merits of individual companies. Instead, all of our energies are focused on individual securities, and the companies underlying those securities. Since no consideration is given to benchmark allocations or weightings, tavfx's performance may vary considerably from benchmark returns.

                                     [LOGO]


Q:   WHAT HAS THE FUND INVESTED IN RECENTLY?
A: In the past year, the Fund found attractive buying opportunities in foreign issuers, such as a Hong Kong based holding company and a blue chip Japanese industrial company.

As of October 31, 2004, the Fund's largest industry categories were Holding Companies, Real Estate, Retail, Japanese Non-Life Insurers, and Building & Construction Products. The top five industry categories represent 51.62% of the Fund's total assets.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS THE OPINIONS OF THE INVESTMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2004, AND ARE SUBJECT TO CHANGE.

Third Avenue Value Fund IS OFFERED BY PROSPECTUS ONLY. The Prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The S&P 500 Index, Russell 2000 Value Index, Russell 2000 Index, and the Russell 2500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                                     [LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATION

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND AND THE STANDARD & POOR'S 500 INDEX (S&P 500) AND THE RUSSELL 2000 INDEX AND THE
              RUSSELL 2000 VALUE INDEX AND THE RUSSELL 2500 INDEX


                                            Average Annual Total Return

           1 Year    2 Years   3 Years   4 Years    5 Years   6 Years   7 Years   8 Years    9 Years  10 years
           19.48%    28.29%    13.40%     9.05%     11.90%    12.72%    10.19%     13.05%     13.33%    14.20%




                                                                   Russell 2000      Russell 2500
          TAVFX*         S&P 500 Index*    Russell 2000 Index*      Value Index*         Index*
10/31/94   10000              10000                 10000               10000             10000
           12231              12644                 11833               11596             12136
10/31/96 14132.9            15690.4               13798.5             13866.5           14416.3
         19123.2            20728.6               17845.6             19022.1           18614.4
10/31/98 18385.1            25286.9               15732.6             17559.3           17181.1
         21490.3            31777.2               18072.1             17685.7           20273.7
10/31/00 26663.1            33712.8               21218.4             20745.3           24993.4
         25860.5            25316.9               18523.7             22560.5           21951.7
10/31/02 22912.4            21491.5               16380.5             21989.8           19947.5
         31564.1            25961.7               23484.7             30849.4           28263.6
10/31/04 37712.8            28407.3               26239.5             36399.2           31751.4



* All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2004



                          PRINCIPAL                                                                           VALUE         % OF
                          AMOUNT ($)        ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BANK DEBT - 0.63%
Energy & Utilities        17,500,000        Mirant Corporation (364 Day Revolver) (a) (b)*                 $10,937,500       0.29%
                                                                                                           -----------
Insurance Services         5,715,390        Safelite Glass Term A Note (b)                                   4,915,235
Companies                  9,192,099        Safelite Glass Term B Note (b)                                   7,905,206
                                                                                                           -----------
                                                                                                            12,820,441       0.33%
                                                                                                           -----------
Oil Services                 177,872        Cimarron Petroleum Corp. (a) (b)                                   250,000       0.01%
                                                                                                           -----------
                                            TOTAL BANK DEBT
                                            (Cost $20,866,546)                                              24,007,941
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 9.30%
Aerospace/Defense         28,307,000        Kellstrom Industries, Inc. 5.75%, due 10/15/02 (a) (b)*            639,317
                          45,384,000        Kellstrom Industries, Inc. 5.50%, due 06/15/03 (a) (b)*          1,025,003
                                                                                                           -----------
                                                                                                             1,664,320       0.04%
                                                                                                           -----------
Building                  78,559,000        USG Corp. 9.25%, due 09/15/01 (a) (b) *                         94,977,831
& Construction            85,535,000        USG Corp. 8.50%, due 08/01/05 (a) *                            102,214,325
                             555,000        USG Corp. Muni East Chicago Solid Waste Disposal
                                            5.50%, due 09/01/28 (a) *                                          559,373
                           3,755,000        USG Corp. Muni East Chicago Solid Waste Disposal
                                            6.375% due 08/01/29 (a) *                                        3,782,111
                          17,460,000        USG Corp. Muni Pennsylvania Economic Dev.
                                            6.00% due 06/01/31 (a) *                                        17,496,491
                          26,040,000        USG Corp. Muni Ohio Solid Waste Disposal
                                            5.60% due 08/01/32 (a) *                                        26,114,735
                          18,930,000        USG Corp. Muni Ohio Solid Waste Disposal
                                            5.65% due 03/01/33 (a) *                                        18,981,868
                           4,210,000        USG Corp. Muni Ohio Solid Waste Disposal
                                            6.05% due 08/01/34 (a) *                                         4,221,746
                                                                                                           -----------
                                                                                                           268,348,480       7.07%
                                                                                                           -----------
Consumer Products         64,300,000        Home Products International, Inc. 9.625%, due 05/15/08          56,262,500       1.48%
                                                                                                           -----------
Energy & Utilities        10,000,000        Mirant Americas Generation LLC 8.50%, due 10/01/21 (a)*          9,475,000       0.25%
                                                                                                           -----------
Finance                      375,000        CIT Group, Inc., 6.625%, due 06/15/05                              384,473       0.01%
                                                                                                           -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                           PRINCIPAL                                                                           VALUE         % OF
                          AMOUNT ($)        ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)
Hard Goods Retail         18,233,539        Hechinger Co. 6.95%, due 10/15/03 (a) (b) *                    $        --
                          14,410,096        Hechinger Co. 9.45%, due 11/15/12 (a) (b) *                             --
                                                                                                           -----------
                                                                                                                    --       0.00%
                                                                                                           -----------
Medical Biotechnology      1,126,736        Comprehensive Neuroscience Senior Notes
                                            5.75%, due 02/07/06 (b)                                            375,000       0.01%
                                                                                                           -----------
Retail                    92,249,625        Kmart Escrow Notes (a) (b) (d)                                         --
                          86,205,118        Kmart Holding Corp. Trade Claims (a) (b)                        16,423,135
                                                                                                           -----------
                                                                                                            16,423,135       0.43%
                                                                                                           -----------
Textiles                  50,000,000        Westpoint Stevens, Inc. 7.875%, due 06/15/05 (a) *                 250,000       0.01%
                                                                                                           -----------
                                            TOTAL CORPORATE DEBT INSTRUMENTS
                                            (Cost $281,393,967)                                            353,182,908
                                                                                                           -----------
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 1.19%
U.S. Treasury Notes       45,000,000        U.S. Treasury Note 1.75%, due 12/31/04 (e)                      45,000,045       1.19%
                                                                                                           -----------
                                            TOTAL U.S. GOVERNMENT OBLIGATIONS
                                            (Cost $44,997,935)                                              45,000,045
                                                                                                           -----------
                           SHARES
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.76%
Financial Insurance              259        ACA Capital Holdings, Inc. Convertible (a) (b) (c)              14,715,824
                                 103        ACA Capital Holdings, Inc. Senior Convertible (a) (b) (c)        5,881,448
                             133,783        ACA Capital Holdings, Inc. Series B Convertible (a) (b) (c)      8,333,333
                           6,045,667        CGA Group, Ltd., Series C (a) (b) (c) (Bermuda)                         --
                                                                                                           -----------
                                                                                                            28,930,605       0.76%
                                                                                                           -----------
Insurance & Reinsurance        4,775        Ecclesiastical Insurance, 8.625% (United Kingdom)                   10,193
                           1,022,245        RS Holdings Convertible Class A (a) (b)                                 --
                                                                                                           -----------
                                                                                                                10,193       0.00%
                                                                                                           -----------
                                            TOTAL PREFERRED STOCK
                                            (Cost $36,814,423)                                              28,940,798
                                                                                                           -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

                                                                                                               VALUE         % OF
                             SHARES         ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 73.71%
Annuities & Mutual Fund    1,451,598        Legg Mason, Inc.                                              $ 92,481,309
Management & Sales           489,900        Nuveen Investments Class A                                      15,480,840
                             139,212        Westwood Holdings Group, Inc.                                    2,526,698
                                                                                                          ------------
                                                                                                           110,488,847       2.91%
                                                                                                          ------------
Assisted Living Facilities 1,567,118        CareMatrix Corp. (a) (b)                                               --        0.00%
                                                                                                          ------------
Computerized Securities    1,715,256        Instinet Group, Inc. (a)                                         8,233,229
Trading                      132,800        Investment Technology Group, Inc. (a)                            2,045,120
                                                                                                          ------------
                                                                                                            10,278,349       0.27%
                                                                                                          ------------
Computers, Networks          100,000        3Com Corp. (a)                                                     414,000       0.01%
& Software                                                                                                ------------

Consumer Products             47,250        JAKKS Pacific, Inc. (a)                                            744,660       0.02%
                                                                                                          ------------
Depository Institutions      106,000        Astoria Financial Corp.                                          4,143,540
                             835,000        BankAtlantic Bancorp, Inc. Class A                              14,604,150
                              69,566        Banknorth Group, Inc.                                            2,453,593
                             529,600        Brookline Bancorp, Inc.                                          8,203,504
                             218,500        Carver Bancorp, Inc. (c)                                         4,261,842
                             250,787        Citigroup, Inc. Litigation Tracking Warrants (a)                   351,102
                              61,543        Commercial Federal Corp.                                         1,711,511
                           1,215,800        Liu Chong Hing Bank, Ltd. (Hong Kong)                            1,749,487
                              45,210        Tompkins Trustco, Inc.                                           2,068,358
                             390,800        Woronoco Bancorp, Inc. (c)                                      14,225,120
                                                                                                          ------------
                                                                                                            53,772,207       1.42%
                                                                                                          ------------
Electronics Components     2,496,500        American Power Conversion Corp.                                 48,132,520
                           6,380,700        AVX Corp.                                                       76,568,400
                                                                                                           -----------
                                                                                                           124,700,920       3.28%
                                                                                                          ------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                               VALUE         % OF
                             SHARES         ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Financial Insurance           87,035        ACE Ltd. (Cayman Islands)                                    $   3,312,552
                             300,000        Ambac Financial Group, Inc.                                     23,418,000
                             118,812        American Capital Access Holdings (a) (b) (c)                     4,166,733
                             432,300        Arch Capital Group, Ltd. (a) (Bermuda)                          16,241,511
                             118,449        ESG Re, Ltd. (a) (Bermuda)                                          17,767
                              15,675        ESG Re, Ltd. Warrants (a) (b) (Bermuda)                                  1
                           1,777,409        MBIA, Inc.                                                     102,840,885
                             480,000        Montpelier RE Holdings, Ltd. (Bermuda)                          17,889,600
                             127,500        Olympus RE Holdings, Ltd. (a) (b) (Bermuda)                     21,710,700
                             295,217        Trenwick Group, Ltd. (Bermuda)                                       4,428
                              58,300        White Mountains Insurance Group, Ltd. (Bermuda)                 29,744,660
                                                                                                          ------------
                                                                                                           219,346,837       5.77%
                                                                                                          ------------
Financial Services           250,000        CIT Group, Inc.                                                 10,100,000       0.27%
                                                                                                          ------------

Holding Companies          3,587,350        Brascan Corp. Class A (Canada)                                 127,996,648
                              83,370        Capital Southwest Corp.                                          6,461,175
                           1,699,900        Guoco Group, Ltd. (Hong Kong)+                                  14,086,845
                          10,000,000        Hutchison Whampoa, Ltd. (Hong Kong)                             76,765,938
                           6,175,000        Investor AB Class A (Sweden)                                    67,495,589
                               2,801        Pargesa Holding AG (Switzerland)                                 8,859,129
                          10,000,000        Toyota Industries Corp. (Japan)                                226,480,836
                                                                                                          ------------
                                                                                                           528,146,160       13.91%
                                                                                                          ------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                               VALUE         % OF
                             SHARES         ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Housing Development          208,750        Levitt Corp. Class A (a)                                      $  4,978,687       0.13%
                                                                                                          ------------
Industrial & Agricultural    594,300        Alamo Group, Inc. (c)                                           10,994,550
Equipment                    299,300        Lindsay Manufacturing Co.                                        7,057,494
                             360,100        Mestek, Inc. (a)                                                 6,445,790
                             480,500        Standex International Corp.                                     12,584,295
                                                                                                          ------------
                                                                                                            37,082,129       0.98%
                                                                                                           -----------
Insurance & Reinsurance      200,678        ACMAT Corp. Class A (a) (c)                                      2,538,577
                           1,576,580        Radian Group, Inc.                                              75,565,479
                              32,089        RS Holdings Class A (a) (b)                                             --
                                                                                                          ------------
                                                                                                            78,104,056       2.06%
                                                                                                          ------------
Insurance Services           940,131        Safelite Glass Corp. (a) (b)                                     4,230,590
Companies                     63,460        Safelite Realty Corp. (b)                                          576,851
                                                                                                          ------------
                                                                                                             4,807,441       0.13%
                                                                                                          ------------
Life Insurance             2,009,900        The Phoenix Companies, Inc.                                     21,204,445       0.56%
                                                                                                          ------------
Medical Supplies             342,300        Datascope Corp.                                                 11,111,058
& Services                 1,000,000        Sankyo Co., Ltd. (Japan)                                        20,717,582
                             181,500        St. Jude Medical, Inc. (a)                                      13,897,455
                                                                                                          ------------
                                                                                                            45,726,095       1.20%
                                                                                                          ------------
Metals-Diversified           445,714        Haynes International, Inc. (a) (b)                               5,125,711       0.13%
                                                                                                           -----------
Non-Life                   9,159,100        Aioi Insurance Co., Ltd. (Japan)                                36,915,856
Insurance-Japan            2,116,200        Millea Holdings, Inc. ADR (Japan)                              139,944,306
                          10,857,140        Mitsui Sumitomo Insurance Co., Ltd. (Japan)                     88,951,048
                           4,420,560        Sompo Japan Insurance, Inc. (Japan)                             38,464,991
                                                                                                           -----------
                                                                                                           304,276,201       8.01%
                                                                                                           -----------
Oil & Gas                    313,400        EnCana Corp. (Canada)                                           15,481,960
Production & Services      1,000,000        Nabors Industries, Ltd. (a) (Bermuda)                           49,120,000
                             500,000        Suncor Energy, Inc. (Canada)                                    17,050,000
                                                                                                           -----------
                                                                                                            81,651,960       2.15%
                                                                                                           -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004



                                                                                                               VALUE         % OF
                             SHARES         ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Pharmaceutical Services    1,308,740        Innovative Clinical Solutions, Ltd. (a) (c)                  $       7,198
                             598,000        PAREXEL International Corp. (a)                                 11,511,500
                             637,500        Pharmaceutical Product Development, Inc. (a)                    26,921,625
                                                                                                         -------------
                                                                                                            38,440,323       1.01%
                                                                                                         -------------
Real Estate                1,387,200        Alexander & Baldwin, Inc.                                       50,847,816
                             166,000        Alico, Inc. (a)                                                  8,358,100
                             959,000        Burnham Pacific Properties, Inc. (a)                               117,477
                           1,134,196        Catellus Development Corp.                                      32,710,213
                              31,000        Consolidated-Tomoka Land Co.                                     1,131,190
                           1,352,836        CRT Properties, Inc. (c)                                        29,978,846
                           1,766,514        Forest City Enterprises, Inc. Class A                           97,069,944
                              11,250        Forest City Enterprises, Inc. Class B                              623,250
                              47,348        Homefed Corp. (a)                                                2,059,638
                              14,600        LNR Property Corp.                                                 913,084
                                 846        Public Storage, Inc.                                                44,204
                           3,420,106        Tejon Ranch Co. (a) (c)                                        122,747,604
                           2,838,500        The St. Joe Co.                                                144,479,650
                           2,150,000        Trammell Crow Co. (a) (c)                                       33,217,500
                                                                                                         -------------
                                                                                                           524,298,516       13.80%
                                                                                                         -------------
Retail                     2,217,294        Frank's Nursery & Crafts, Inc. (a) (b) (c)                              --
                           1,504,897        Kmart Holding Corp. (a)                                        138,510,720
                           2,250,000        Kmart Holding Corp. (a) (b)                                    196,735,500
                                                                                                         -------------
                                                                                                           335,246,220       8.83%
                                                                                                         -------------
Security Brokers, Dealers    447,200        Jefferies Group, Inc.                                           17,946,136
& Flotation Companies      1,629,375        Raymond James Financial, Inc.                                   42,526,688
                                                                                                         -------------
                                                                                                            60,472,824       1.59%
                                                                                                         -------------
Semiconductor                700,000        Applied Materials, Inc. (a)                                     11,270,000       0.30%
Equipment Manufacturers                                                                                  -------------
=



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

                                                                                                               VALUE         % OF
                             SHARES         ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Small-Cap Technology         247,200        Planar Systems, Inc. (a)                                     $   2,402,784       0.06%
                                                                                                         -------------
Telecommunications         1,250,000        Comverse Technology, Inc. (a)                                   25,800,000
                           2,008,200        Tellabs, Inc. (a)                                               16,065,600
                                                                                                         -------------
                                                                                                            41,865,600       1.10%
                                                                                                         -------------
Title Insurance            1,000,000        First American Corp.                                            31,190,000
                             479,800        Stewart Information Services Corp.                              20,353,116
                                                                                                         -------------
                                                                                                            51,543,116       1.36%
                                                                                                         -------------
Transportation                55,032        Florida East Coast Industries, Inc.                              2,083,512       0.06%
                                                                                                         -------------
Utilities, Utility         4,535,622        Danielson Holding Corp. (a) (b) (c)                             33,881,096
Service
Companies & Waste          4,847,600        Quanta Services, Inc. (a)                                       32,575,872
Management                   400,000        TXU Corp.                                                       24,488,000
                                                                                                         -------------
                                                                                                            90,944,968       2.39%
                                                                                                         -------------
                                            TOTAL COMMON STOCKS AND WARRANTS
                                            (Cost $1,506,942,880)                                        2,799,516,568
                                                                                                         -------------
                         INVESTMENT
                          AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.06%
Financial Insurance        2,202,000        ESG Partners, LP (a) (b) (Bermuda)                                      --       0.00%
                                                                                                         -------------
Insurance & Reinsurance    3,264,756        Head Insurance Investors, LP (a) (b)                               815,960
                           1,805,000        Insurance Partners II Equity Fund, LP (a) (b)                    1,330,759
                                                                                                         -------------
                                                                                                             2,146,719       0.06%
                                                                                                         -------------
                                            TOTAL LIMITED PARTNERSHIPS
                                            (COST $6,950,953)                                                2,146,719
                                                                                                         -------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

                           NOTIONAL                                                                           VALUE         % OF
                           AMOUNT($)        ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.75%
Call Option                                 Kmart Holding Corp., Strike $13, expires 05/06/05 (b)       $    7,774,637       0.21%
                                            (option to purchase 103,279 shares of Kmart Holding Corp.)  --------------

Letter of Credit          20,650,000        Covanta Energy Corp., due 04/01/05 (b) (f)                      20,650,000       0.54%
                                                                                                        --------------
                                            TOTAL OTHER INVESTMENTS
                                            (Cost $20,650,000)                                              28,424,637
                                                                                                        --------------
                          PRINCIPAL
                          AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 13.56%
Repurchase Agreements    210,920,456        Bear Stearns 1.80%, due 11/01/04 (g)                           210,920,456       5.55%
                                                                                                        --------------
U.S. Treasury Bills      100,000,000        U.S. Treasury Bill 1.63%+, due 11/26/04                         99,888,275
                         100,000,000        U.S. Treasury Bill 1.77%+, due 12/30/04                         99,702,000
                         100,000,000        U.S. Treasury Bill 1.85%+, due 01/20/05                         99,587,800
                           5,000,000        U.S. Treasury Bill 1.70%+, due 01/20/05                          4,979,390
                                                                                                        --------------
                                                                                                           304,157,465       8.01%
                                                                                                         -------------
                                            TOTAL SHORT TERM INVESTMENTS
                                            (Cost $515,101,141)                                            515,077,921
                                                                                                        --------------
                                            TOTAL INVESTMENT PORTFOLIO - 99.96%
                                            (Cost $2,433,717,845)                                        3,796,297,537
                                                                                                        --------------
                                            OTHER ASSETS LESS LIABILITIES - 0.04%                            1,666,912
                                                                                                        --------------
                                            NET ASSETS - 100.00%                                        $3,797,964,449
                                            (Applicable to 78,864,234                                   ==============
                                            shares outstanding)





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

 Notes:
 (a) Non-income producing securities.

 (b) Restricted/fair valued securities.

 (c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

 (d) Security in part on loan.

 (e) Segregated for future fund commitments.

 (f) Letter of Credit  collateralized by:
     Bank One  Certificate  of  Deposit,  1.79%,  due  01/31/05.

 (g) Repurchase agreement collateralized by:
     U.S. Treasury Strips, par value $50,000,000, matures 02/15/19, value $25,202,500.
     U.S. Treasury Strips, par value $32,915,000, matures 02/15/20, value $15,655,361.
     U.S. Treasury Strips, par value $178,395,000, matures 11/15/21, value $76,474,369.
     U.S. Treasury Strips, par value $250,000,000, matures 07/15/29, value $99,705,000.


  *  Issuer in default.

  +  Incorporated in Bermuda.

  +  Annualized yield at date of purchase.

 ADR: American Depository Receipt.

 The aggregate cost for federal income tax purposes is $2,506,932,431. The aggregate gross unrealized appreciation is $1,389,779,057.
 The aggregate gross unrealized depreciation is $(100,413,951).

Country Concentration
                   % of
                Net Assets
               -----------
United States      73.12%
Japan              14.52
Canada              4.23
Bermuda             3.55
Hong Kong           2.44
Sweden              1.78
Switzerland         0.23
Cayman Islands      0.09
United Kingdom      0.00^
                 --------
Total              99.96%
                 ========


  ^ less than 0.01


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2004 IS AS FOLLOWS:
(UNAUDITED)


                                                                                                     % OF
       SECTOR DIVERSIFICATION                                                MARKET VALUE          NET ASSETS
----------------------------------------------------------------------       --------------        ----------
Holding Companies                                                            $  528,146,160           13.91%
Real Estate                                                                     524,298,516           13.80
Retail                                                                          359,443,992            9.46
Non-Life Insurance-Japan                                                        304,276,201            8.01
U.S. Treasury Bills                                                             304,157,465            8.01
Building & Construction                                                         268,348,480            7.07
Financial Insurance                                                             248,277,442            6.54
Repurchase Agreements                                                           210,920,456            5.55
Electronics Components                                                          124,700,920            3.28
Utilities, Utility Service Companies & Waste Management                         111,594,968            2.94
Annuities & Mutual Fund Management & Sales                                      110,488,847            2.91
Oil & Gas Production & Services                                                  81,651,960            2.15
Insurance & Reinsurance                                                          80,260,968            2.11
Security Brokers, Dealers & Flotation Companies                                  60,472,824            1.59
Consumer Products                                                                57,007,160            1.50
Depository Institutions                                                          53,772,207            1.42
Title Insurance                                                                  51,543,116            1.36
Medical Supplies & Services                                                      45,726,095            1.20
U.S. Treasury Notes                                                              45,000,045            1.19
Telecommunications                                                               41,865,600            1.10
Pharmaceutical Services                                                          38,440,323            1.01
Industrial & Agricultural Equipment                                              37,082,129            0.98
Life Insurance                                                                   21,204,445            0.56
Energy & Utilities                                                               20,412,500            0.54
Insurance Services Companies                                                     17,627,882            0.46
Semiconductor Equipment Manufacturers                                            11,270,000            0.30
Computerized Securities Trading                                                  10,278,349            0.27
Financial Services                                                               10,100,000            0.27
Metals-Diversified                                                                5,125,711            0.13
Housing Development                                                               4,978,687            0.13
Small-Cap Technology                                                              2,402,784            0.06
Transportation                                                                    2,083,512            0.05
Aerospace/Defense                                                                 1,664,320            0.04
Computers,  Networks & Software                                                     414,000            0.01
Finance                                                                             384,473            0.01
Medical Biotechnology                                                               375,000            0.01
Textiles                                                                            250,000            0.01
Oil Services                                                                        250,000            0.01
Hard Goods Retail                                                                        --              --
Assisted Living Facilities                                                               --              --
                                                                             --------------         -------
TOTAL INVESTMENTS                                                             3,796,297,537           99.96
Other Assets less Liabilites                                                      1,666,912            0.04
                                                                             --------------         -------
Net Assets                                                                   $3,797,964,449          100.00%
                                                                             ==============         =======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $2,260,827,069)                                   $3,511,347,866
    Affiliated issuers (identified cost of $172,890,776)                                          284,949,671
                                                                                               --------------
       Total investments (identified cost of $2,433,717,845)                                    3,796,297,537
Receivable for fund shares sold                                                                     9,556,571
Dividends and interest receivable                                                                   6,212,752
Other assets                                                                                           60,748
                                                                                               --------------
       Total assets                                                                             3,812,127,608
                                                                                               --------------

LIABILITIES:
Payable for securities purchased                                                                    5,686,740
Payable for fund shares redeemed                                                                    4,545,095
Payable to investment adviser                                                                       2,858,284
Accounts payable and accrued expenses                                                                 753,226
Payable for service fees (Note 3)                                                                     319,814
Commitments (Note 6)                                                                                       --
                                                                                               --------------
       Total liabilities                                                                           14,163,159
                                                                                               --------------
       Net assets                                                                              $3,797,964,449
                                                                                               ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    78,864,234 shares outstanding                                                              $2,475,398,220
Accumulated distributions in excess of net investment income                                      (13,465,185)
Accumulated distributions in excess of net realized gains                                         (26,601,417)
Net unrealized appreciation of investments and translation
    of foreign currency denominated assets and liabilities                                      1,362,632,831
                                                                                               --------------
       Net assets applicable to capital shares outstanding                                     $3,797,964,449
                                                                                               ==============
Net asset value per share                                                                              $48.16
                                                                                                       ======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004



INVESTMENT INCOME:
    Interest-unaffiliated issuers                                                              $ 20,127,859
    Dividends-unaffiliated issuers (net of foreign withholding tax of $998,831)                  24,635,662
    Dividends-affiliated issuers                                                                  2,370,755
    Other income                                                                                    890,079
                                                                                               ------------
                                  Total investment income                                        48,024,355
                                                                                               ------------

EXPENSES:
    Investment advisory fees (Note 3)                                                            29,680,702
    Service fees (Note 3)                                                                         3,405,299
    Transfer agent fees                                                                             881,699
    Reports to shareholders                                                                         637,540
    Custodian fees                                                                                  591,782
    Legal fees                                                                                      451,203
    Administration fees (Note 3)                                                                    240,990
    Accounting services                                                                             194,209
    Miscellaneous expenses                                                                          164,139
    Directors' fees and expenses                                                                    164,020
    Auditing and tax consulting fees                                                                148,816
    Insurance expenses                                                                              148,187
    Registration and filing fees                                                                     63,006
                                                                                               ------------
       Total operating expenses                                                                  36,771,592
                                                                                               ------------
       Net investment income                                                                     11,252,763
                                                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments - unaffiliated issuers                                     28,882,431
    Net realized losses on investments - affiliated issuers                                     (26,722,726)
    Net realized losses on foreign currency transactions                                         (2,193,243)
    Net change in unrealized appreciation on investments                                        578,585,331
    Net change in unrealized appreciation on foreign currency swaps                                  65,232
    Net change in unrealized appreciation on translation of other
       assets and liabilities denominated in foreign currency                                        38,424
                                                                                               ------------
    Net realized and unrealized gains on investments                                            578,655,449
                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $589,908,212
                                                                                               ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                               FOR THE YEAR         FOR THE YEAR
                                                                                   ENDED                ENDED
                                                                             OCTOBER 31, 2004     OCTOBER 31, 2003
                                                                             ----------------     ------------------
OPERATIONS:
    Net investment income                                                    $   11,252,763        $   29,364,344
    Net realized gains (losses) on investments - unaffiliated issuers            28,882,431           (17,225,942)
    Net realized losses on investments - affiliated issuers                     (26,722,726)             (683,234)
    Net realized losses on foreign currency transactions                         (2,193,243)          (43,019,844)
    Net change in unrealized appreciation on investments                        578,585,331           823,110,996
    Net change in unrealized appreciation on foreign currency swaps                  65,232             6,835,361
    Net change in unrealized appreciation on translation of other
       assets and liabilities denominated in foreign currency                        38,424                13,750
                                                                             --------------        --------------
    Net increase in net assets resulting from operations                        589,908,212           798,395,431
                                                                             --------------        --------------

DISTRIBUTIONS:
    Dividends to shareholders from net investment income                        (23,429,997)          (28,709,698)
    Distributions to shareholders from net realized gains on investments                 --            (2,696,193)
                                                                             --------------        --------------
                                                                                (23,429,997)          (31,405,891)
                                                                             --------------        --------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                                829,558,325           537,876,117
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                               22,501,934            30,219,047
    Redemption fees                                                                 184,403                     --
    Cost of shares redeemed                                                    (638,771,740)         (515,181,586)
                                                                             --------------        --------------
    Net increase in net assets resulting from capital share transactions        213,472,922            52,913,578
                                                                             --------------        --------------
    Net increase in net assets                                                  779,951,137           819,903,118
    Net assets at beginning of period                                         3,018,013,312         2,198,110,194
                                                                             --------------        --------------
    Net assets at end of period
       (including undistributed net investment income of
       $0 and $799,063, respectively)                                        $3,797,964,449        $3,018,013,312
                                                                             ==============        ==============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS. CERTAIN INFORMATION REFLECTS
FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP.

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:


                                                                     YEARS ENDED OCTOBER 31,
                                              ------------------------------------------------------------------
                                               2004           2003           2002          2001           2000
                                              ------         ------         ------        -------        ------
Net Asset Value, Beginning of Period          $40.62         $29.90         $34.50        $38.48         $34.82
                                              ------         ------         ------        -------        ------
Income (loss) from Investment Operations:
    Net investment income                       0.16           0.40           0.31          0.45           0.47
    Net gain (loss) on securities (both
       realized and unrealized)                 7.70          10.75          (4.11)        (1.59)          7.61
                                              ------         ------         ------        -------        ------
    Total from Investment Operations            7.86          11.15          (3.80)        (1.14)          8.08
                                              ------         ------         ------        -------        ------
Less Distributions:
    Dividends from net investment income       (0.32)         (0.39)         (0.61)        (0.68)            --
    Distributions from realized gains             --          (0.04)         (0.19)        (2.16)         (4.42)
                                              ------         ------         ------        -------        ------
    Total Distributions                        (0.32)         (0.43)         (0.80)        (2.84)         (4.42)
                                              ------         ------         ------        -------        ------
Net Asset Value, End of Period                $48.16         $40.62         $29.90        $34.50         $38.48
                                              ======         ======         ======        ======         ======
Total Return                                   19.48%         37.76%       (11.40%)        (3.01%)        24.07%

Ratios/Supplemental Data:
    Net Assets, End of period
       (in thousands)                     $3,797,964     $3,018,013     $2,198,110    $2,408,642     $1,856,220
    Ratio of Expenses to Average
        Net Assets                              1.12%          1.11%          1.07%         1.07%          1.09%
    Ratio of Net Investment Income to
       Average Net Assets                       0.34%          1.23%          0.90%         1.31%          1.41%
    Portfolio Turnover Rate                        8%            11%            19%           16%            30%



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                        THIRD AVENUE TRUST ANNUAL REPORT
                        THIRD AVENUE SMALL-CAP VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2004

At October 31, 2004, the audited net asset value attributable to each of the 45,620,087 common shares outstanding of the Third Avenue Small-Cap Value Fund ("TASCX," the "Portfolio," "Third Avenue," or the "Fund") was $20.98 per share. This compares with an audited net asset value at October 31, 2003 of $17.91 per share, adjusted for a subsequent distribution to shareholders.

Below, the investment team outlines notable developments in the Portfolio during the fiscal year ended October 31, 2004.

Q:   HOW DID THIRD AVENUE SMALL-CAP VALUE FUND PERFORM?

A: The Portfolio returned 17.11% during the twelve-month period ended October 31, 2004. The Russell 2000 Value, Russell 2000 and S&P Small-Cap 600 Indices returned 17.99%, 11.73% and 16.78%, respectively, during the same time period. Given the Fund's objective of long-term capital appreciation, it is important to note the Fund's performance against the indexes in the three-year, five-year and since-inception time frames. Third Avenue Small-Cap Value Fund's three-year, five-year, and since-inception (4/1/1997) average annual returns for the period ending October 31, 2004 are 14.87%, 15.62% and 12.06%, respectively. For the same time periods, the Russell 2000 Value Index returned 17.29%, 15.53%, and 12.35%, respectively; the Russell 2000 Index returned 12.31%, 7.74%, and 8.66%, respectively; and the S&P Small-Cap 600 Index returned 14.50%, 11.96%, and 11.62%, respectively. All return figures includes reinvestment of dividends and interest and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.

Q:   WHAT SECTORS MOST AFFECTED THE FUND'S PERFORMANCE?

A: In the fiscal year ending October 31, 2004, The Fund's performance was driven by many of its Natural Resources/ Real Estate holdings, as well as companies in the Retail, Business Development, and Forest Products/Paper sectors. The Fund's energy-related holdings and general market appreciation also contributed to the Fund's positive performance.

Detractors from performance included Semiconductor Equipment Manufacturers and Securities Broker/Dealers.

Q:   WHAT IS THE FUND'S INVESTMENT STRATEGY?

A: Third Avenue Small-Cap Value Fund seeks long-term capital appreciation by acquiring securities of well-financed small companies at a substantial discount to what we believe is their true value. Under normal circumstances, the Fund expects to invest at least 80% of its assets in equity securities of companies with market capitalizations within the range of capitalizations of companies in the Russell 2000 Index or the S&P Small-Cap 600 Index at the time of investment. This strategy remains consistent, regardless of market environment.

In keeping with the Third Avenue philosophy, TASCX utilizes a disciplined value approach to identifying investments. We seek companies with strong balance sheets, reasonable management teams whose interests are aligned with the interests of shareholders, in businesses that we understand, and whose equity securities can be purchased at a discount to what we believe the company would be worth as a takeover candidate. Thus our mantra, Safe and Cheap.

At Third Avenue, we pay little attention, if any, to the macro environment, including the economy and the general market, focusing instead on the merits of individual companies. Instead, all of our energies are focused on individual securities, and the companies underlying those securities. Since no consideration is given to benchmark allocations or weightings, TASCX's performance may vary considerably from benchmark returns.

                                     [LOGO]

Q:   WHAT HAS THE FUND INVESTED IN RECENTLY?

A:   In the past year, the Fund found attractive  buying  opportunities in the
Oil and Gas,  Consumer  Products and Retailing sectors.

At October 31, the Fund's five largest industry categories were Natural Resources/Real Estate, Business Development & Investment Companies, Oil and Gas, Electronics Components and Industrial Equipment. They represented 32.36% of the Fund's total assets.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS THE OPINIONS OF THE INVESTMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2004, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund's prospectus.

Third Avenue Small-Cap Value Fund IS OFFERED BY PROSPECTUS ONLY. The Prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The S&P Small-Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Value Index, Russell 2000 Index, and the S&P Small-Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                                     [LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 INDEX
        AND THE RUSSELL 2000 VALUE INDEX AND THE S&P SMALL-CAP 600 INDEX



                           Average Annual Total Return


                                                                                                 Since Inception
     1 Year        2 Years       3 Years      4 Years       5 Years       6 Years      7 Years      (4/1/97)
     17.11%        12.85%        14.87%       13.77%        15.62%        14.16%        9.75%        12.06%



                                               Russell 2000
               TASCX*    Russell 2000 Index*   Value Index*      S&P SM-CAP 600 Index*
04/01/97         10000          10000              10000                  10000
10/31/97         12370          12764              12640                  13129
10/31/98       10717.4        11252.7              11668                11676.9
10/31/99       11480.4          12926              11752                13082.8
10/31/00       14155.4        15176.5            13785.1                16388.9
10/31/01       15647.4          13249            14991.3                15335.1
10/31/02       14376.8        11716.1              14612                14755.4
10/31/03         20254        16797.4            20499.2                19710.3
10/31/04       23719.5        18767.7              24187                23017.6



 * All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                     {LOGO}

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2004



                          PRINCIPAL                                                                           VALUE         % OF
                          AMOUNT ($)        ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BANK DEBT - 0.04%
Technology                 4,942,604        Insilco Technologies Bank Debt (a) (b)                         $   378,184       0.04%
                                                                                                           -----------
                                            TOTAL BANK DEBT
                                            (Cost $0)                                                          378,184
                                                                                                           -----------
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.02%
U.S. Treasury Notes       14,000,000        U.S. Treasury Note 1.75%, due 12/31/04                          14,000,014
                          15,000,000        U.S. Treasury Note 1.125%, due 06/30/05                         14,907,435
                                                                                                           -----------
                                                                                                            28,907,449       3.02%
                                                                                                           -----------
                                            TOTAL U.S. GOVERNMENT OBLIGATIONS
                                            (Cost $28,954,155)                                              28,907,449
                                                                                                           -----------
                        SHARES
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.87%
Financial Insurance          133,783        ACA Capital Holdings, Inc. Series B Convertible (a) (b)          8,333,333       0.87%
                                                                                                           -----------
                                            TOTAL PREFERRED STOCK
                                            (Cost $8,333,333)                                                8,333,333
                                                                                                           -----------
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 74.94%
Aerospace & Defense          399,481        Herley Industries, Inc. (a)                                      7,018,881       0.73%
                                                                                                           -----------
Agricultural Chemicals     1,006,700        Agrium, Inc. (Canada)                                           16,701,153       1.75%
                                                                                                           -----------
Auto Parts                   619,800        Superior Industries International, Inc.                         16,901,946       1.77%
                                                                                                           -----------
Banking                      635,576        NewAlliance Bancshares, Inc.                                     8,821,795       0.92%
                                                                                                           -----------
Business Development         934,350        Brascan Corp. Class A (Canada)                                  33,337,608
& Investment Companies     3,111,000        JZ Equity Partners PLC (United Kingdom)                          8,108,688
                             215,100        Leucadia National Corp. (a)                                     12,723,165
                                                                                                           -----------
                                                                                                            54,169,461       5.66%
                                                                                                           -----------
Cable Television           1,095,700        CommScope, Inc. (a)                                             19,733,557
Equipment                    175,000        Scientific-Atlanta, Inc.                                         4,793,250
                                                                                                           -----------
                                                                                                            24,526,807       2.56%
                                                                                                           -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     {LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                              VALUE         % OF
                           SHARES           ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Consumer Products            618,418        JAKKS Pacific, Inc. (a)                                        $ 9,746,268
                             488,499        K-Swiss, Inc. Class A                                           12,212,475
                             363,700        Russ Berrie & Co., Inc.                                          7,583,145
                                                                                                           -----------
                                                                                                            29,541,888       3.09%
                                                                                                          ------------
Electronics Components       378,200        Advanced Power Technology, Inc. (a)                              2,810,026
                             485,400        American Power Conversion Corp.                                  9,358,512
                             307,700        Bel Fuse, Inc. Class B                                          10,323,335
                             213,584        Hutchinson Technology, Inc. (a)                                  7,178,558
                             529,517        IXYS Corp. (a)                                                   3,770,161
                             441,400        KEMET Corp. (a)                                                  3,425,264
                             453,600        Park Electrochemical Corp.                                       9,530,136
                                                                                                           -----------
                                                                                                            46,395,992       4.85%
                                                                                                           -----------
Energy/Coal                  316,200        Fording Canadian Coal Trust (Canada)                            18,655,800       1.95%
                                                                                                          ------------
Energy Services              243,700        Precision Drilling Corp. (a) (Canada)                           15,026,542
                             226,400        Tidewater, Inc.                                                  7,002,552
                             502,200        Willbros Group, Inc. (a) (Panama)                                7,417,494
                                                                                                           -----------
                                                                                                            29,446,588       3.08%
                                                                                                          ------------
Financial Insurance           71,852        Radian Group, Inc.                                               3,443,866       0.36%
                                                                                                          ------------
Forest Products & Paper      255,400        Deltic Timber Corp.                                             10,162,366
                           2,142,600        TimberWest Forest Corp. (Canada)                                25,997,524
                                                                                                           -----------
                                                                                                            36,159,890       3.78%
                                                                                                          ------------
Healthcare Services          284,840        AMN Healthcare Services, Inc. (a)                                3,361,112
                             678,431        Cross Country Healthcare, Inc. (a)                              10,061,131
                                                                                                           -----------
                                                                                                            13,422,243       1.40%
                                                                                                           -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                              VALUE         % OF
                           SHARES           ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Industrial Equipment         393,100        Alamo Group, Inc.                                             $  7,272,350
                             211,300        Bandag, Inc.                                                     9,719,800
                             238,900        Lindsay Manufacturing Co.                                        5,633,262
                             493,700        Trinity Industries, Inc.                                        15,383,692
                                                                                                          ------------
                                                                                                            38,009,104       3.97%
                                                                                                          ------------
Insurance - Multi Line        59,974        E-L Financial Corp., Ltd. (Canada)                              17,700,873       1.85%
                                                                                                          ------------
Insurance & Reinsurance      322,900        Arch Capital Group, Ltd. (a) (Bermuda)                          12,131,353
                             135,000        Montpelier RE Holdings, Ltd. (Bermuda)                           5,031,450
                              42,500        Olympus RE Holdings, Ltd. (a) (b) (Bermuda)                      7,236,900
                                                                                                          ------------
                                                                                                            24,399,703       2.55%
                                                                                                          ------------
Investment Companies         134,170        Westwood Holdings Group, Inc.                                    2,435,186       0.26%
                                                                                                          ------------
Life Insurance               179,000        FBL Financial Group, Inc. Class A                                4,637,890
                             589,400        The Phoenix Companies, Inc.                                      6,218,170
                                                                                                          ------------
                                                                                                            10,856,060       1.13%
                                                                                                          ------------
Manufactured Housing          75,200        Skyline Corp.                                                    3,014,016       0.31%
                                                                                                          ------------
Media                        120,000        ValueVision Media, Inc. Class A (a)                              1,252,800       0.13%
                                                                                                          ------------
Natural Resources &          187,500        Alexander & Baldwin, Inc.                                        6,872,813
Real Estate                  187,300        Alico, Inc. (a)                                                  9,430,555
                             139,000        Avatar Holdings, Inc. (a)                                        6,078,470
                             268,800        CRT Properties, Inc.                                             5,956,608
                             374,600        Forest City Enterprises, Inc. Class A                           20,584,270
                             140,800        Jones Lang LaSalle, Inc. (a)                                     4,505,600
                             388,100        LNR Property Corp.                                              24,271,774
                             403,200        The St. Joe Co.                                                 20,522,880
                             319,617        Tejon Ranch Co. (a)                                             11,471,054
                             211,300        Trammell Crow Co. (a)                                            3,264,585
                             343,000        Wellsford Real Properties, Inc. (a) (c)                          5,278,770
                                                                                                          ------------
                                                                                                           118,237,379       12.36%
                                                                                                          ------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004



                                                                                                              VALUE         % OF
                           SHARES           ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Non-Life Insurance- Japan    400,000        Sompo Japan Insurance, Inc. (Japan)                           $  3,480,554       0.36%
                                                                                                          ------------
Oil & Gas                    447,000        Pogo Producing Co.                                              20,494,950
                             337,900        St. Mary Land and Exploration Co.                               13,323,397
                             640,277        Whiting Petroleum Co. (a)                                       19,003,421
                                                                                                          ------------
                                                                                                            52,821,768       5.52%
                                                                                                          ------------
Pharmaceutical Services      451,345        PAREXEL International Corp. (a)                                  8,688,391
                             161,615        Pharmaceutical Product Development, Inc. (a)                     6,825,002
                                                                                                          ------------
                                                                                                            15,513,393       1.62%
                                                                                                          ------------
Retail                       265,914        The Dress Barn, Inc. (a)                                         4,262,601
                             456,964        Hollywood Entertainment Corp. (a)                                4,441,690
                             300,000        Kmart Holding Corp. (a) (b)                                     26,231,400
                                                                                                          ------------
                                                                                                            34,935,691       3.65%
                                                                                                          ------------
Securities Brokers,        1,713,021        Instinet Group, Inc. (a)                                         8,222,501       0.86%
Dealers & Flotation                                                                                       ------------
Companies

Semiconductor                280,700        Coherent, Inc. (a)                                               6,773,291
Equipment Manufacturers    1,159,662        Credence Systems Corp. (a)                                       8,755,448
& Related                    756,230        Electro Scientific Industries, Inc. (a)                         12,825,661
                                                                                                          ------------
                                                                                                            28,354,400       2.96%
                                                                                                          ------------
Software                     478,382        Ascential Software Corp. (a)                                     6,740,402
                             319,700        Sybase, Inc. (a)                                                 5,060,851
                             487,438        Synopsys, Inc. (a)                                               7,915,993
                                                                                                          ------------
                                                                                                            19,717,246       2.06%
                                                                                                          ------------
Telecommunications           269,600        Advanced Fibre Communication , Inc. (a)                          4,211,152
Equipment                    471,000        Comverse Technology, Inc. (a)                                    9,721,440
                           1,608,215        Sycamore Networks, Inc. (a)                                      5,902,149
                             306,300        Tellabs, Inc. (a)                                                2,450,400
                                                                                                          ------------
                                                                                                            22,285,141       2.33%
                                                                                                          ------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

[LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                              VALUE         % OF
                           SHARES           ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Utilities & Utility        1,592,300        Quanta Services, Inc. (a)                                     $ 10,700,256       1.12%
Service Companies                                                                                         ------------

                                            TOTAL COMMON STOCKS
                                            (Cost $505,599,596)                                            717,142,381
                                                                                                          ------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.11%
Call Options                                Kmart Holding Corp., Strike $13, expires 05/06/05 (b)
                                            (option to purchase 13,770 shares of Kmart Holding Corp.)        1,036,578
                                            Tejon Ranch Co., Strike $35.65, expires 12/07/04 (b)
                                            (option to purchase 3,029 shares of Tejon Ranch Co.)                 3,295
                                                                                                          ------------
                                                                                                             1,039,873      0.11%
                                                                                                          ------------
                                            TOTAL OTHER INVESTMENTS
                                            (Cost $9,251)                                                    1,039,873
                                                                                                          ------------
                          PRINCIPAL
                          AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 20.54%
Repurchase
Agreements                47,432,070        Bear Stearns 1.80%, due 11/01/04 (d)                            47,432,070       4.96%
                                                                                                          ------------
U.S. Treasury Bills      100,000,000        U.S. Treasury Bill 1.85%+, due 01/20/05                         99,587,800
                          50,000,000        U.S. Treasury Bill 2.05%+, due 04/21/05                         49,506,700
                                                                                                          ------------
                                                                                                           149,094,500       15.58%
                                            TOTAL SHORT TERM INVESTMENTS
                                            (Cost $196,552,739)                                            196,526,570
                                                                                                          ------------
                                            TOTAL INVESTMENT PORTFOLIO - 99.52%
                                            (Cost $739,449,074)                                            952,327,790
                                                                                                          ------------
                                            OTHER ASSETS LESS LIABILITIES - 0.48%                            4,617,234
                                                                                                          ------------
                                            NET ASSETS - 100.00%                                          $956,945,024
                                            (Applicable to 45,620,087                                     ============
                                            shares outstanding)





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004
 Notes:
 (a) Non-income producing securities.

 (b) Restricted / fair valued securities.

 (c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

 (d) Repurchase agreement collateralized by:
     U.S.  Treasury   Inflation-Indexed  Bonds,  par  value  $35,760,000
     matures 04/15/32, market value $48,807,383.

  +  Annualized yield at date of purchase.

 The aggregate cost for federal income tax purposes is $741,430,647. The aggregate gross unrealized appreciation is $234,312,365.
 The aggregate gross unrealized depreciation is $(23,415,222).

Country Concentration
                 % of
              Net Assets
              ----------

UNITED STATES      81.67%
Canada             13.32
Bermuda             2.55
United Kingdom      0.85
Panama              0.77
Japan               0.36
                --------
Total              99.52%
                ========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2004 IS AS FOLLOWS:
(UNAUDITED)


                                                                                                    % OF
       SECTOR DIVERSIFICATION                                                  MARKET VALUE      NET ASSETS
------------------------------------------------                              --------------     -----------
U.S. TREASURY BILLS                                                            $149,094,500           15.58%
Natural Resources & Real Estate                                                 118,240,674           12.36
Business Development & Investment Companies                                      54,169,461            5.66
Oil & Gas                                                                        52,821,768            5.52
Repurchase Agreements                                                            47,432,070            4.96
Electronics Components                                                           46,395,992            4.85
Industrial Equipment                                                             38,009,104            3.97
Forest Products & Paper                                                          36,159,890            3.78
Retail                                                                           35,972,269            3.76
Consumer Products                                                                29,541,888            3.09
Energy Services                                                                  29,446,588            3.08
U.S. Treasury Notes                                                              28,907,449            3.02
Semiconductor Equipment Manufacturers & Related                                  28,354,400            2.96
Cable Television Equipment                                                       24,526,807            2.56
Insurance & Reinsurance                                                          24,399,703            2.55
Telecommunications Equipment                                                     22,285,141            2.33
Software                                                                         19,717,246            2.06
Energy/Coal                                                                      18,655,800            1.95
Insurance - Multi Line                                                           17,700,873            1.85
Auto Parts                                                                       16,901,946            1.77
Agricultural Chemicals                                                           16,701,153            1.75
Pharmaceutical Services                                                          15,513,393            1.62
Healthcare Services                                                              13,422,243            1.40
Financial Insurance                                                              11,777,199            1.23
Life Insurance                                                                   10,856,060            1.13
Utilities & Utility Service Companies                                            10,700,256            1.12
Banking                                                                           8,821,795            0.92
Securities Brokers, Dealers & Flotation Companies                                 8,222,501            0.86
Aerospace & Defense                                                               7,018,881            0.73
Non-Life Insurance - Japan                                                        3,480,554            0.36
Manufactured Housing                                                              3,014,016            0.32
Investment Companies                                                              2,435,186            0.25
Media                                                                             1,252,800            0.13
Technology                                                                          378,184            0.04
                                                                               ------------         -------
Total Investments                                                               952,327,790           99.52
Other Assets less Liabilities                                                     4,617,234            0.48
                                                                               ------------         -------
Net Assets                                                                     $956,945,024          100.00%
                                                                               ============         =======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $732,434,698)                                    $947,049,020
    Affiliated issuers (identified cost of $7,014,376)                                           5,278,770
                                                                                              ------------
       Total investments (identified cost of $739,449,074)                                     952,327,790
Receivable for fund shares sold                                                                 12,519,996
Dividends and interest receivable                                                                  695,284
Other assets                                                                                        21,009
                                                                                              ------------
       Total assets                                                                            965,564,079
                                                                                              ------------

LIABILITIES:
Payable for securities purchased                                                                 6,859,367
Payable for fund shares redeemed                                                                   758,885
Payable to investment adviser                                                                      707,072
Accounts payable and accrued expenses                                                              203,814
Payable for service fees (Note 3)                                                                   89,917
Commitments (Note 6)                                                                                    --
                                                                                              ------------
       Total liabilities                                                                         8,619,055
                                                                                              ------------
       Net assets                                                                             $956,945,024
                                                                                              ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    45,620,087 shares outstanding                                                             $739,338,101
Accumulated undistributed net investment income                                                  1,291,142
Accumulated undistributed net realized gains from investment transactions                        3,437,065
Net unrealized appreciation of investments and translation
    of foreign currency denominated assets and liabilities                                     212,878,716
                                                                                              ------------
       Net assets applicable to capital shares outstanding                                    $956,945,024
                                                                                              ============
Net asset value per share                                                                           $20.98
                                                                                                    ======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME:
    Interest                                                                                   $  2,180,130
    Dividends (net of foreign withholding tax of $249,891)                                        8,180,506
    Other income                                                                                      6,580
                                                                                               ------------
       Total investment income                                                                   10,367,216
                                                                                               ------------

EXPENSES:
    Investment advisory fees (Note 3)                                                             6,568,680
    Service fees (Note 3)                                                                           835,412
    Transfer agent fees                                                                             206,488
    Custodian fees                                                                                  181,099
    Reports to shareholders                                                                         140,130
    Accounting services                                                                              91,311
    Directors' fees and expenses                                                                     73,173
    Administration fees (Note 3)                                                                     56,513
    Registration and filing fees                                                                     51,558
    Auditing and tax consulting fees                                                                 47,150
    Insurance expenses                                                                               40,961
    Legal fees                                                                                       40,000
    Miscellaneous expenses                                                                           20,026
                                                                                               ------------
       Total operating expenses                                                                   8,352,501
                                                                                               ------------
       Net investment income                                                                      2,014,715
                                                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments - unaffiliated issuers                                        561,229
    Net realized gains on investments - affiliated issuers                                        3,249,103
    Net realized losses on foreign currency transactions                                            (33,301)
    Net change in unrealized appreciation on investments                                        103,097,364
    Net change in unrealized appreciation on translation of other
       assets and liabilities denominated in foreign currency                                           454
                                                                                               ------------
    Net realized and unrealized gains on investments                                            106,874,849
                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $108,889,564
                                                                                               ============




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  FOR THE YEAR        FOR THE YEAR
                                                                                      ENDED               ENDED
                                                                                OCTOBER 31, 2004    OCTOBER 31, 2003
                                                                                ----------------    ----------------
OPERATIONS:
    Net investment income                                                         $  2,014,715      $    878,783
    Net realized gains on investments-unaffiliated issuers                             561,229         7,605,532
    Net realized gains (losses) on investments-affiliated issuers                    3,249,103        (2,421,853)
    Net realized gains (losses) on foreign currency transactions                       (33,301)           11,863
    Net change in unrealized appreciation on investments                           103,097,364       145,395,615
    Net change in unrealized appreciation (depreciation) on translation of other
       assets and liabilities denominated in foreign currency                              454              (441)
                                                                                  ------------      ------------
    Net increase in net assets resulting from operations                           108,889,564       151,469,499
                                                                                  ------------      ------------

DISTRIBUTIONS:
    Dividends to shareholders from net investment income                             (789,752)        (3,981,345)
    Distributions to shareholders from net realized gains on investments           (2,621,974)                --
                                                                                  ------------      ------------
                                                                                   (3,411,726)        (3,981,345)
                                                                                  ------------      ------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                                   423,402,570       130,629,985
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                                   3,310,986         3,812,653
    Redemption fees                                                                    313,555            78,694
    Cost of shares redeemed                                                       (117,391,745)     (109,523,879)
                                                                                  ------------      ------------
    Net increase in net assets resulting from capital
       share transactions                                                          309,635,366        24,997,453
                                                                                  ------------      ------------
    Net increase in net assets                                                     415,113,204       172,485,607
    Net assets at beginning of period                                              541,831,820       369,346,213
                                                                                  ------------      ------------
    Net assets at end of period
       (including undistributed net investment income of
       $1,291,142 and $56,040, respectively)                                      $956,945,024      $541,831,820
                                                                                  ============      ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS. CERTAIN INFORMATION REFLECTS
FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP.

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:



                                                                  YEARS ENDED OCTOBER 31,
                                            ----------------------------------------------------------------
                                             2004           2003           2002          2001          2000
                                            ------         ------         ------        ------        ------
Net Asset Value, Beginning of Period        $18.02         $12.92         $14.33        $13.86        $11.33
                                            ------         ------         ------        ------        ------
Income (loss) from Investment Operations:
    Net investment income (loss)              0.05           0.03           0.14          0.14          0.19
    Net gain (loss) on securities
       (both realized and unrealized)         3.02           5.21          (1.26)         1.23          2.44
                                            ------         ------         ------        ------        ------
    Total Income (loss) from
    Investment Operations                     3.07           5.24          (1.12)         1.37          2.63
                                            ------         ------         ------        ------        ------
Less Distributions:
    Dividends from net investment income     (0.03)         (0.14)         (0.12)        (0.21)        (0.10)
    Distributions from realized gains        (0.08)            --          (0.17)        (0.69)           --
                                            ------         ------         ------        ------        ------
    Total Distributions                      (0.11)         (0.14)         (0.29)        (0.90)        (0.10)
                                            ------         ------         ------        ------        ------
Net Asset Value, End of Period              $20.98         $18.02         $12.92        $14.33        $13.86
                                            ======         ======         ======        ======        ======
Total Return                                 17.11%         40.88%        (8.12%)        10.54%        23.30%
Ratios/Supplemental Data:
    Net Assets, End of period
    (in thousands)                         $956,945      $541,832       $369,346      $275,666      $142,459
    Ratio of Expenses to Average Net Assets    1.14%         1.17%          1.17%         1.23%         1.30%
    Ratio of Net Investment Income to
       Average Net Assets                     0.28%          0.21%          1.03%         1.16%          1.43%
    Portfolio Turnover Rate                     10%            22%            19%           18%            19%



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                        THIRD AVENUE TRUST ANNUAL REPORT
                       THIRD AVENUE REAL ESTATE VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2004

At October 31, 2004, the audited net asset value attributable to each of the 66,482,129 common shares outstanding of the Third Avenue Real Estate Value Fund ("TAREX," the "Portfolio," "Third Avenue," or the "Fund") was $25.47 per share. This compares with an audited net asset value at October 31, 2003 of $19.64 per share, adjusted for a subsequent distribution to shareholders.

Below, the investment team outlines notable developments in the Portfolio during the fiscal year ended October 31, 2004.

Q:   HOW DID THIRD AVENUE REAL ESTATE VALUE FUND PERFORM?

A: The Portfolio returned 29.47% during the twelve-month period ended October 31, 2004. The Morgan Stanley REIT, Bloomberg Real Estate Operating Companies and Dow Jones Wilshire Real Estate Securities Indices returned 29.48%, 41.00% and 31.34%, respectively, during the same time period. Given the Fund's objective of long-term capital appreciation, it is important to note the Fund's performance against the indexes in the three-year, five-year and since-inception time frames. Third Avenue Real Estate Value Fund's three-year, five-year, and since inception (9/17/98) average annual returns for the period ending October 31, 2004 are 22.40%, 21.66%, and 19.55%, respectively. For the same time periods, the Morgan Stanley REIT Index returned 22.77%, 19.89%, and 15.77%, respectively; the Bloomberg Real Estate Operating Companies Index returned 26.27%, 20.33% and 16.87%, respectively; and the Dow Jones Wilshire Real Estate Securities Index returned 23.44%, 20.41%, and 16.49%, respectively. All return figures includes reinvestment of dividends and interest and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.

Q:   WHAT SECTORS MOST AFFECTED THE FUND'S PERFORMANCE?

A: The Fund's performance was driven by many of its holdings in real estate operating companies and real estate investment trusts. The Fund's holding in a discount retailer, as well as general market appreciation, also contributed to the Fund's positive performance.

No holdings detracted materially from the Fund's performance.

Q:   WHAT IS YOUR INVESTMENT STRATEGY?

A: Third Avenue Real Estate Value Fund seeks long-term capital appreciation by acquiring securities of well-financed companies at a substantial discount to what we believe is their true value. Under normal circumstances, the Fund expects to invest at least 80% of its assets in real estate and real estate-related companies, or in companies which own significant real estate at the time of investment. This strategy remains consistent, regardless of market environment.

In keeping with the Third Avenue philosophy, TAREX utilizes a disciplined value approach to identifying investments. We seek companies with strong balance sheets, reasonable management teams whose interests are aligned with the interests of shareholders, in businesses that we understand, and whose equity securities can be purchased at a discount to what we believe the company would be worth as a takeover candidate. Thus our mantra, Safe and Cheap.

At Third Avenue, we pay little attention, if any, to the macro environment, including the economy and the general market, focusing instead on the merits of individual companies. Instead, all of our energies are focused on individual securities, and the companies underlying those securities. Since no consideration is given to benchmark allocations or weightings, TAREX's performance may vary considerably from benchmark returns.

Q:   WHAT HAS THE FUND INVESTED IN RECENTLY?

A:   In the past  year,  the Fund  found  attractive  buying  opportunities  in
non-U.S.  real  estate  companies, including some located in Canada and the U.K.

As of October 31, 2004, the Fund's largest sectors were Real Estate Operating Companies, Real Estate Investment Trusts, Retail, Real Estate Management and Homebuilders. The top five sectors represent 74.48% of the Fund's total assets.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS THE OPINIONS OF THE INVESTMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2004, AND ARE SUBJECT TO CHANGE.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund's investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund's prospectus.

Third Avenue Real Estate Value Fund IS OFFERED BY PROSPECTUS ONLY. The Prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Bloomberg Real Estate Operating Companies Index is a capitalization-weighted index of Real Estate Operating Companies having a market capitalization of $15 million or greater. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) and is capitalization weighted. The Morgan Stanley REIT Index, the Bloomberg Real Estate Operating Companies Index and the Wilshire Real Estate Securities Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                                     [LOGO]


                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATION

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE
        REAL ESTATE VALUE FUND AND THE morgan stanley REIT INDEX AND THE
                  BLOOMBERG REAL ESTATE OPERATING COMPANY INDEX
                  AND THE WILSHIRE REAL ESTATE SECURITIES INDEX

                           Average Annual Total Return



                                                                                            Since Inception
              1 Year       2 Years       3 Years       4 Years       5 Years      6 Years      (9/17/98)
              29.47%       30.80%        22.40%        20.48%        21.66%       19.43%        19.55%



                                Morgan Stanley      Bloomberg Real Estate        Dow Jones Wilshire
                 TAREX*          REIT Index*        Operating Co. Index*     Real Estate Securities Index*
09/17/98         10000               10000                  10000                      10000
10/31/98         10280               10559                10471.4                      10567
10/31/99       11190.8             9898.01                10428.4                    10060.5
10/31/00       14157.5             11699.4                11990.6                    12280.8
10/31/01       16268.4             13250.8                13087.8                      13538
10/31/02       17434.8             14137.3                12891.4                    14300.2
10/31/03       23040.1             18935.5                18677.1                    19389.7
10/31/04         29830             24517.6                26334.7                    25466.4



 * All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2004


                        PRINCIPAL                                                                             VALUE         % OF
                  AMOUNT (++) /UNITS        ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 2.83%
Homebuilders             $ 1,228,000        Brookfield Homes Corp., 12.00%, due 06/30/20                    $1,258,700       0.08%
                                                                                                            ----------
Natural Resources        $11,541,596        Crown Pacific Partners, 7.76%, due 02/01/13 (b) *                8,194,533       0.48%
                                                                                                            ----------
Real Estate Operating        400,000        Forest City Enterprises, Inc., $25 par, 7.375%, due 02/01/34    10,032,000
Companies                    (notes)

 (Canadian Dollars)++      3,333,300        Sterling Centrecorp Inc., 8.50%, due 12/31/09 (b) (Canada)       2,459,496
                                                                                                            ----------
                                                                                                            12,491,496       0.74%
                                                                                                            ----------
Retail                   $   187,500        Frank's Nursery & Crafts, Inc. Trade Claims (a) (b)                116,250
                         $ 2,777,513        Frank's Nursery & Crafts, Inc. Debtor-in-Possession
                                            5.75%, due 9/9/05 (b) (d)                                        2,777,513
                         $ 6,849,697        Frank's Nursery & Crafts, Inc. Post-Petition Loan
                                            10.15%, due 05/21/05 (b)                                         6,849,697
                         $ 4,884,876        Frank's Nursery & Crafts, Inc. Pre-Petition Loan
                                            10.15%, due 05/21/05 (b)                                         4,884,876
                         $ 4,000,000        Pathmark Stores, Inc. 8.75%, due 02/01/12                        3,760,000
                         $10,000,000        Winn-Dixie Stores, Inc., 8.181%, due 09/01/24                    7,506,250
                                                                                                            ----------
                                                                                                            25,894,586       1.53%
                                                                                                            ----------
                                            TOTAL CORPORATE DEBT INSTRUMENTS
                                            (Cost $46,041,943)                                              47,839,315
                                                                                                            ----------
                        SHARES
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.95%
Real Estate Investment       246,200        CRT Properties Inc. 8.50%                                        6,647,400
Trusts                       125,000        RAIT Investment Trust 7.75%                                      3,093,750
                             250,000        RAIT Investment Trust 8.375%                                     6,382,825
                                                                                                            ----------
                                                                                                            16,123,975       0.95%
                                                                                                            ----------
                                            TOTAL PREFERRED STOCK
                                            (Cost $15,530,000)                                              16,123,975
                                                                                                            ----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                              VALUE         % OF
                             SHARES        ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 72.96%
Assisted Living
Facilities                    25,571        CareMatrix Corp. (a) (b)                                     $          --       0.00%
                                                                                                         -------------
Diversified Financial        774,000        Guoco Group, Ltd. (Hong Kong)                                    6,414,035
Services                      22,223        Imperial Credit Industries, Inc. Warrants (a) (b)                       --
                                                                                                         -------------
                                                                                                             6,414,035       0.38%
                                                                                                            ----------
Homebuilders                 434,690        Avatar Holdings, Inc. (a) (c)                                   19,008,994
                             273,040        Brookfield Homes Corp.                                           7,071,736
                                                                                                         -------------
                                                                                                            26,080,730       1.54%
                                                                                                         -------------
Hotels                       714,100        Fairmont Hotels and Resorts, Inc. (Canada)                      20,266,158       1.20%
                                                                                                         -------------
Natural Resources             85,200        Deltic Timber Corp.                                              3,390,108       0.20%
                                                                                                         -------------
Real Estate Investment       907,400        Acadia Realty Trust                                             13,973,960
Trusts                        79,200        Affordable Residential Communities, Inc.                         1,031,184
                           2,076,800        American Financial Realty Trust                                 30,528,960
                             379,798        American Land Lease, Inc. (c)                                    7,542,788
                             426,500        Anthracite Capital, Inc.                                         4,938,870
                             189,700        Associated Estates Realty Corp.                                  1,804,047
                             388,400        Capital Lease Funding, Inc.                                      4,252,980
                           3,384,249        Catellus Development Corp.                                      97,601,741
                             534,369        CRIIMI Mae, Inc. (a)                                             8,763,652
                             482,100        CRT Properties Inc.                                             10,683,336
                           1,430,850        Falcon Financial Investment Trust (c)                           10,960,311
                             551,300        First Potomac Realty Trust                                      11,147,286
                             938,200        One Liberty Properties, Inc. (c)                                17,084,622
                             521,200        Prime Group Realty Trust (a)                                     3,325,256
                           1,454,802        ProLogis                                                        56,708,182
                           1,223,600        PS Business Parks, Inc. (c)                                     53,740,512
                             255,800        RAIT Investment Trust                                            6,832,418
                             312,199        Sizeler Property Investments, Inc.                               3,028,330
                             951,000        Vornado Realty Trust                                            63,907,200
                                                                                                         -------------
                                                                                                           407,855,635       24.09%
                                                                                                         -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                              VALUE         % OF
                             SHARES        ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Real Estate Management       294,800        Jones Lang LaSalle, Inc. (a)                                 $   9,433,600
                           2,079,950        Trammell Crow Co. (a) (c)                                       32,135,227
                                                                                                         -------------
                                                                                                            41,568,827       2.45%
                                                                                                         -------------
Real Estate Operating          5,000        Atlantic American Realty Capital Advisors, Inc. (a) (b)            500,000
Companies                  2,562,873        Brascan Corp. Class A (Canada)                                  91,443,309
                           2,516,552        British Land Co. PLC (United Kingdom)                           34,352,669
                           1,262,900        Brookfield Properties Corp. (Canada)                            42,900,713
                             510,000        Consolidated-Tomoka Land Co. (c)                                18,609,900
                             966,500        First Capital Realty, Inc. (Canada)                             13,359,451
                           2,536,900        Forest City Enterprises, Inc. Class A (c)                      139,402,655
                           6,280,400        Killam Properties, Inc. (a) (c) (Canada)                        10,297,848
                           1,955,200        LNR Property Corp. (c)                                         122,278,208
                             108,000        Sterling Centrecorp, Inc. (a) (Canada)                             108,022
                             108,000        Sterling Centrecorp, Inc. Warrants (a) (b) (Canada)                 94,750
                             394,952        Tejon Ranch Co. (a)                                             14,174,827
                           2,878,200        The St. Joe Co.                                                146,500,380
                           2,000,000        Thomas Properties Group, Inc. (a) (c)                           24,000,000
                           3,447,000        Unite Group PLC (United Kingdom)                                15,410,950
                             827,550        Wellsford Real Properties, Inc. (a) (c)                         12,735,995
                                                                                                         -------------
                                                                                                           686,169,677       40.52%
                                                                                                         -------------
Retail                       131,904        Frank's Nursery & Crafts, Inc. (a) (b)                                  --
                           1,480,263        Frank's Nursery & Crafts, Inc. Warrants, Strike $1.14 (a) (b)           --
                           1,256,281        Frank's Nursery & Crafts, Inc. Warrants, Strike $1.99 (a) (b)           --
                             500,000        Kmart Holding Corp. (a) (b)                                     43,719,000
                                                                                                         -------------
                                                                                                            43,719,000       2.58%
                                                                                                         -------------
                                            TOTAL COMMON STOCKS AND WARRANTS
                                            (Cost $890,866,942)                                          1,235,464,170
                                                                                                         -------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004


                                                                                                              VALUE         % OF
                                           ISSUES                                                           (NOTE 1)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.12%
Call Options                               Kmart Holding Corp., Strike $13, expires 05/06/05 (b)
                                           (option to purchase 22,951 shares of Kmart Holding Corp.)    $    1,727,705
                                           Tejon Ranch Co., Strike $35.65, expires 12/07/04 (b)
                                           (option to purchase 6,087 shares of Tejon Ranch Co.)                  6,621
                                                                                                        --------------
                                                                                                             1,734,326       0.10%
                                                                                                        --------------
Put Options                                 Winn-Dixie Stores, Inc., Strike $5, expires 01/22/05
                                            (option to sell 100,000 shares of Winn-Dixie Stores, Inc.)         160,000
                                            Winn-Dixie Stores, Inc., Strike $5, expires 01/21/06
                                            (option to sell 50,000 shares of Winn-Dixie Stores, Inc.)          116,250
                                                                                                        --------------
                                                                                                               276,250       0.02%
                                                                                                        --------------
                                            TOTAL OTHER INVESTMENTS
                                            (Cost $269,719)                                                  2,010,576
                                                                                                        --------------
                     PRINCIPAL
                     AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 23.74%
Repurchase Agreements    127,721,544        Bear Stearns 1.80%, due 11/01/04 (e)                           127,721,544       7.54%
                                                                                                        --------------
U.S. Treasury Bills      100,000,000        U.S. Treasury Bill 1.63%+, due 11/26/04                         99,888,275
                         100,000,000        U.S. Treasury Bill 1.77%+, due 12/20/04                         99,702,000
                          75,000,000        U.S. Treasury Bill 1.85%+, due 01/20/05 (f)                     74,690,850
                                                                                                        --------------
                                                                                                           274,281,125       16.20%
                                                                                                        --------------
                                            TOTAL SHORT TERM INVESTMENTS
                                            (Cost $402,021,517)                                            402,002,669
                                                                                                        --------------
                                            TOTAL INVESTMENT PORTFOLIO - 100.60%
                                            (Cost $1,354,730,121)                                        1,703,440,705
                                                                                                        --------------
                                            LIABILITIES IN EXCESS OF OTHER ASSETS - (0.60%)                (10,146,900)
                                                                                                        --------------
                                            NET ASSETS - 100.00%                                        $1,693,293,805
                                            (Applicable to 66,482,129                                   ==============
                                            shares outstanding)



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004
 Notes:
 (a) Non-income producing securities.

 (b) Restricted / fair valued securities.

 (c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).

 (d) Interest accrued at current rate of Prime + 1%.
 (e) Repurchase agreements collateralized by:
     U.S. Treasury Inflation-Indexed Bonds, par value $33,100,000 matures 04/15/28, market value $49,493,177.
     U.S. Treasury Inflation-Indexed Bonds, par value $60,025,000 matures 04/15/32, market value $81,925,704.

 (f) Segregated for future fund commitments.

  *  Issuer in default.

  ++ Denominated in U.S.  Dollars unless  otherwise noted.

  + Annualized yield at date of purchase.

 The aggregate cost for federal income tax purposes is $1,356,137,839. The aggregate gross unrealized appreciation is $353,503,994.
 The aggregate gross unrealized depreciation is $(6,201,128).

Country Concentration
                   % of
                Net Assets
                ---------
United States      86.60%
Canada             10.68
United Kingdom      2.94
Hong Kong           0.38
                ---------
Total             100.60%
                =========


THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2004 IS AS FOLLOWS:
(UNAUDITED)


                                                                                                    % OF
       SECTOR DIVERSIFICATION                                                  MARKET VALUE      NET ASSETS
--------------------------------------------                                  --------------    ------------
Real Estate Operating Companies                                               $ 698,667,794           41.26%
Real Estate Investment Trusts                                                   423,979,610           25.04
U.S. Treasury Bills                                                             274,281,125           16.20
Repurchase Agreements                                                           127,721,544            7.54
Retail                                                                           71,617,541            4.23
Real Estate Management                                                           41,568,827            2.45
Homebuilders                                                                     27,339,430            1.62
Hotels                                                                           20,266,158            1.20
Natural Resources                                                                11,584,641            0.68
Diversified Financial Services                                                    6,414,035            0.38
Assisted Living Facilities                                                               --              --
                                                                             ---------------     ----------
Total Investments                                                             1,703,440,705          100.60
Liabilities in Excess of Other Assets                                           (10,146,900)          (0.60)
                                                                             ---------------     ----------
Net Assets                                                                   $1,693,293,805          100.00%
                                                                             ===============     ==========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004


ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $992,105,806)                                    $1,235,643,645
    Affiliated issuers (identified cost of $362,624,315)                                         467,797,060
                                                                                              --------------
       Total investments (identified cost of $1,354,730,121)                                   1,703,440,705
Receivable for securities sold                                                                     5,710,500
Receivable for fund shares sold                                                                   13,653,785
Dividends and interest receivable                                                                  1,874,930
Other assets                                                                                          41,991
                                                                                              --------------
       Total assets                                                                            1,724,721,911
                                                                                              --------------

LIABILITIES:
Payable for securities purchased                                                                  28,274,265
Payable for fund shares redeemed                                                                   1,387,842
Payable to investment adviser                                                                      1,244,553
Accounts payable and accrued expenses                                                                317,989
Payable for service fees (Note 3)                                                                    150,000
Other liabilities                                                                                     53,457
Commitments (Note 6)                                                                                      --
                                                                                              --------------
       Total liabilities                                                                          31,428,106
                                                                                              --------------
       Net assets                                                                             $1,693,293,805
                                                                                              ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,  $0.001 par value,  66,482,129 shares
outstanding                                                                                   $1,323,324,032

Accumulated  undistributed  net  investment  income                                                2,190,781
Accumulated   undistributed   net  realized  gains  from  investment transactions                 19,256,535
Net  unrealized   appreciation   of  investments  and translation of foreign
currency denominated assets and liabilities                                                      348,522,457
                                                                                              --------------
       Net assets applicable to capital shares outstanding                                    $1,693,293,805
                                                                                              ==============
Net asset value per share                                                                             $25.47
                                                                                                      ======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME:
    Interest                                                                                     $  4,635,625
    Dividends-unaffiliated issuers (net of foreign withholding tax of $449,055)                    10,092,392
    Dividends-affiliated issuers                                                                    2,994,316
    Other income                                                                                      276,932
                                                                                                 ------------
       Total investment income                                                                     17,999,261
                                                                                                 ------------

EXPENSES:
    Investment advisory fees (Note 3)                                                              10,025,020
    Service fees (Note 3)                                                                           1,299,838
    Transfer agent fees                                                                               409,000
    Custodian fees                                                                                    255,100
    Reports to shareholders                                                                           233,152
    Registration and filing fees                                                                      149,259
    Accounting services                                                                               108,070
    Directors' fees and expenses                                                                       92,625
    Administration fees (Note 3)                                                                       78,398
    Legal fees                                                                                         55,000
    Insurance expenses                                                                                 48,728
    Auditing and tax consulting fees                                                                   39,303
    Miscellaneous expenses                                                                             26,324
                                                                                                 ------------
       Total operating expenses                                                                    12,819,817
                                                                                                 ------------
       Net investment income                                                                        5,179,444
                                                                                                 ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments-unaffiliated issuers                                         21,260,341
    Net realized losses on investments-affiliated issuers                                          (1,324,079)
    Net realized losses on foreign currency transactions                                              (60,881)
    Net change in unrealized appreciation on investments                                          250,298,313
    Net change in unrealized appreciation on translation of other
       assets and liabilities denominated in foreign currency                                           5,193
                                                                                                 ------------
       Net realized and unrealized gains on investments                                           270,178,887
                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $275,358,331
                                                                                                 ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                               FOR THE YEAR      FOR THE YEAR
                                                                                   ENDED             ENDED
                                                                             OCTOBER 31, 2004  OCTOBER 31, 2003*
                                                                             ----------------  ----------------
OPERATIONS:
    Net investment income                                                    $    5,179,444       $ 14,074,877
    Net realized gains on investments-unaffiliated issuers                       21,260,341          2,774,667
    Net realized gains (losses) on investments-affiliated issuers                (1,324,079)           103,229
    Net realized losses on foreign currency transactions                            (60,881)           (52,565)
    Net change in unrealized appreciation on investments                        250,298,313        106,381,338
    Net change in unrealized appreciation on translation of other
       assets and liabilities denominated in foreign currency                         5,193                 --
                                                                             --------------       ------------
    Net increase in net assets resulting from operations                        275,358,331        123,281,546
                                                                             --------------       ------------

DISTRIBUTIONS:
    Dividends to shareholders from net investment income                        (15,921,337)        (3,717,284)
    Distributions to shareholders from net realized gains on investments         (2,791,852)        (6,384,488)
                                                                             --------------       ------------
                                                                                (18,713,189)       (10,101,772)
                                                                             --------------       ------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                                983,294,011        287,760,616
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                               17,924,302          9,737,679
    Redemption fees                                                               1,044,597            433,683
    Cost of shares redeemed                                                    (212,592,938)       (96,130,489)
                                                                             --------------       ------------
    Net increase in net assets resulting from capital
       share transactions                                                       789,669,972        201,801,489
                                                                             --------------       ------------

         NET INCREASE IN NET ASSETS                                           1,046,315,114        314,981,263
    Net assets at beginning of period                                           646,978,691        331,997,428
                                                                             --------------       ------------
    Net assets at end of period
       (including undistributed net investment income of
       $2,190,781 and $12,030,848, respectively)                             $1,693,293,805       $646,978,691
                                                                             ==============       ============



 * Certain amounts have been restated. See Note 1.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS. CERTAIN INFORMATION REFLECTS
FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP.

SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:



                                                                        YEARS ENDED OCTOBER 31,
                                                   -----------------------------------------------------------------
                                                    2004           2003*          2002*         2001*         2000*
                                                   ------         ------         ------        ------         ------
Net Asset Value, Beginning of Period               $20.17         $15.73         $15.04        $13.64         $11.09
                                                   ------         ------         ------        ------         ------
Income from Investment Operations:
    Net investment income                            0.06           0.46           0.06          0.11           0.27
    Net gain on securities (both realized
       and unrealized)                               5.77           4.46           1.02          1.85           2.59
                                                   ------         ------         ------        ------         ------
    Total Income from Investment Operations          5.83           4.92           1.08          1.96           2.86
                                                   ------         ------         ------        ------         ------
Less Distributions:
    Dividends from net investment income            (0.45)         (0.18)         (0.19)        (0.27)         (0.25)
    Distributions from realized gains               (0.08)         (0.30)         (0.20)        (0.29)         (0.06)
                                                   ------         ------         ------        ------         ------
    Total Distributions                             (0.53)         (0.48)         (0.39)        (0.56)         (0.31)
                                                   ------         ------         ------        ------         ------
Net Asset Value, End of Period                     $25.47         $20.17         $15.73        $15.04         $13.64
                                                   ======         ======         ======        ======         ======
Total Return                                        29.47%         32.15%          7.17%        14.91%         26.51%
Ratios/Supplemental Data:
    Net Assets, End of period
    (in thousands)                             $1,693,294       $646,979       $331,997       $97,236        $23,965
    Ratio of Expenses to Average Net Assets
       Before expense reimbursement
        / recovery                                   1.15%          1.19%          1.22%         1.66%          2.58%
       After expense reimbursement
        / recovery                                    N/A            N/A           1.41%         1.50%          1.50%
    Ratio of Net Investment Income to
       Average Net Assets
       Before expense reimbursement
        / recovery                                   0.47%          3.27%          0.92%         2.07%          2.07%
       After expense reimbursement
        / recovery                                    N/A            N/A           0.73%         2.23%          3.15%
    Portfolio Turnover Rate                             8%            11%            21%           20%            23%



 * Certain amounts have been restated. See Note 1.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                        THIRD AVENUE TRUST ANNUAL REPORT
                      THIRD AVENUE INTERNATIONAL VALUE FUND
               PORTFOLIO MANAGEMENT DISCUSSION - OCTOBER 31, 2004

At October 31, 2004, the audited net asset value attributable to each of the 25,477,108 common shares outstanding of the Third Avenue International Value Fund ("TAVIX," the "Portfolio," "Third Avenue," or the "Fund") was $17.17 per share. This compares with an audited net asset value at October 31, 2003 of $13.19 per share, adjusted for a subsequent distribution to shareholders.

Below, the investment team outlines notable developments in the Portfolio during the fiscal year ended October 31, 2004.

Q:   HOW DID THIRD AVENUE INTERNATIONAL VALUE FUND PERFORM?

A: The Portfolio returned 29.95% during the twelve-month period ended October 31, 2004. The Morgan Stanley Capital International All Country World Free ex USA Index returned 19.67% during the same time period. Given the Fund's objective of long-term capital appreciation, it is important to note the Fund's performance against the Index since inception. Third Avenue International Value Fund's since inception (12/31/2001) average annual return for the period ending October 31, 2004 was 22.28%. The Morgan Stanley Capital International All Country World Free ex USA Index returned 10.09% for the same time period. All return figures includes reinvestment of dividends and interest and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.

Q:   WHAT SECTORS MOST AFFECTED THE FUND'S PERFORMANCE?

A: The Fund's performance was driven by many of its holdings in Transportation, Energy, Forest Products and Paper, Financial, and Metals and Mining companies. The dollar's weakness, and the fact that the portfolio's currency exposure was unhedged, also contributed to the Fund's positive performance.

Detractors from performance include some small companies in Singapore.

Q:   WHAT IS YOUR INVESTMENT STRATEGY?

A: Third Avenue International Value Fund seeks long-term capital appreciation by acquiring securities of well-financed companies at a discount to what we believe is their true value. Under normal circumstances, the Fund expects to invest at least 80% of its assets in companies located outside of the United States although the fund may take time to invest new cash flows. This strategy remains consistent, regardless of market environment.

In keeping with the Third Avenue philosophy, TAVIX utilizes a disciplined value approach to identifying investments. We seek companies with strong balance sheets, reasonable management teams whose interests are aligned with the interests of shareholders, in businesses that we understand, and whose equity securities can be purchased at a discount to what we believe the company would be worth as a takeover candidate. Thus our mantra, Safe and Cheap.

At Third Avenue, we pay little attention, if any, to the macro environment, including the economy and the general market, focusing instead on the merits of individual companies. Instead, all of our energies are focused on individual securities, and the companies underlying those securities. Since no consideration is given to benchmark allocations or weightings, TAVIX's performance may vary considerably from benchmark returns.

Q:   WHAT HAS THE FUND BEEN INVESTING IN RECENTLY?

A: In the past year, the Fund found attractive buying opportunities in Norway, New Zealand and Japan, in the oil services, natural resources and insurance sectors.

As of October 31, 2004, the Fund's largest industry categories were Transportation, Metals and Mining, Energy/Services, Forest Products and Paper and Diversified Operations. The top five industry categories represent 31.37% of the Fund's total assets.

The Fund had investments in Europe, Asia, Canada, Oceania (Australia and New Zealand) and South America.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS THE OPINIONS OF THE INVESTMENT TEAM AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO'S HOLDINGS, THE PORTFOLIO'S PERFORMANCE, AND THE INVESTMENT TEAM'S VIEWS ARE AS OF OCTOBER 31, 2004, AND ARE SUBJECT TO CHANGE.

The Fund's performance may be influenced by a foreign country's political, social and economic situation. Other risks include currency fluctuations, political uncertainty, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund's prospectus.

Third Avenue International Value Fund IS OFFERED BY PROSPECTUS ONLY. The Prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley Capital International All Country World Free ex USA Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 48 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of interest, capital gains and dividends.

                                     [LOGO]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE
               INTERNATIONAL VALUE FUND AND MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE EX USA INDEX.


                           Average Annual Total Return

                                               Since Inception
                  1 Year           2 Years         (12/31/01)
                  29.95%           34.80%            22.28%


                                        Morgan Stanley
                                    Capital International
                                    All Country World Free
              TAVIX*                    ex USA Index*
              -----                 ----------------------
12/31/01      10000                         10000
10/31/02       9730                          8413
10/31/03    13606.4                       10970.5
10/31/04    17681.6                       13128.5


 * Includes reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2004

                            PRINCIPAL                                                            VALUE        % OF
                            AMOUNT (*)   ISSUES                                                (NOTE 1)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
BONDS - 7.71%
Foreign Government Obligations
(Canadian Dollar)          *12,000,000   Canadian T-Bill, 2.76%, due 10/06/05                $ 9,571,961
(New Zealand Dollar)       *14,200,000   New Zealand Government, 6.50%, due 02/15/05           9,717,260
(Norwegian Kroner)         *94,000,000   Norwegian T-Bill, 1.90%, due 09/21/05                14,460,633
                                                                                             -----------
                                                                                              33,749,854      7.71%
                                                                                             -----------
                                         TOTAL BONDS
                                         (Cost $33,245,335)                                   33,749,854
                                                                                             -----------
                               SHARES
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 62.19%
Advertising                  288,900    Asatsu-DK, Inc. (Japan)                                8,188,992      1.87%
                                                                                             -----------
Agriculture                  300,400    Agrium, Inc. (Canada)                                  4,983,636
                             226,952    Cresud SACIFYA ADR (Argentina)                         3,193,215
                                                                                             -----------
                                                                                               8,176,851      1.87%
                                                                                             -----------
Building & Construction      127,500    Fomento de Construcciones y Contratas S.A. (Spain)     4,846,145
Products/Services             40,000    Imerys S.A. (France)                                   2,803,608
                                                                                             -----------
                                                                                               7,649,753      1.75%
                                                                                             -----------
Business Development         786,800    Guoco Group, Ltd. (Hong Kong)+                         6,520,107
& Investment Companies       685,000    JZ Equity Partners PLC (United Kingdom)                1,785,423
                               1,188    Pargesa Holding AG (Switzerland)                       3,757,460
                                                                                             -----------
                                                                                              12,062,990      2.76%
                                                                                             -----------
Corporate Services        10,695,000    Boardroom, Ltd. (c) (Singapore)                        2,954,331      0.68%
                                                                                             -----------
Diversified Operations     1,901,200    Hutchison Whampoa, Ltd. (Hong Kong)                   14,594,740
                             175,000    Investor AB Class A (Sweden)                           1,912,831
                                                                                             -----------
                                                                                              16,507,571      3.77%
                                                                                             -----------
Energy/Coal                   65,000    Fording Canadian Coal Trust (Canada)                   3,835,000
                             522,700    Westshore Terminals Income Fund (Canada)               4,113,892
                                                                                             -----------
                                                                                               7,948,892      1.82%
                                                                                             -----------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004



                                                                                                   VALUE         % OF
                              SHARES    ISSUES                                                    (NOTE 1)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Energy/Services              413,000    Farstad Shipping ASA (Norway)                           $ 4,248,340
                             145,000    Compagnie Generale de Geophysique SA (a) (France)         9,019,501
                             555,800    Smedvig ASA Class A (Norway)                              6,912,881
                                                                                                -----------
                                                                                                 20,180,722      4.61%
                                                                                                -----------
Engineering/Construction     716,800    Aker Kvaerner ASA (a) (Norway)                           16,036,421      3.66%
                                                                                                -----------
Food & Beverage            9,015,000    Del Monte Pacific, Ltd. (Singapore)++                     3,600,045
                           9,898,000    Vitasoy International Holdings, Ltd. (Hong Kong)          2,467,061
                                                                                                -----------
                                                                                                  6,067,106      1.39%
                                                                                                -----------
Forest Products & Paper      725,000    Canfor Corp. (a) (Canada)                                 8,695,839
                          14,039,511    Rubicon, Ltd. (a) (New Zealand)                          10,084,680
                                                                                                -----------
                                                                                                 18,780,519      4.29%
                                                                                                -----------
IT Services                  121,590    Cap Gemini SA (a) (France)                                3,051,620      0.70%
                                                                                                -----------
Insurance                  7,179,146    BRIT Insurance Holdings PLC (United Kingdom)              9,372,511
                               4,291    E-L Financial Corp., Ltd. (Canada)                        1,266,456
                                 140    Millea Holdings, Inc. (Japan)                             1,845,748
                             285,000    Sompo Japan Insurance, Inc. (Japan)                       2,479,895
                                                                                                -----------
                                                                                                 14,964,610      3.42%
                                                                                                -----------
Metals & Mining            1,276,800    Dundee Precious Metals, Inc. Class A (a) (Canada)         7,484,419
                             310,800    Noranda, Inc. (Canada)                                    5,339,544
                          10,027,500    Zinifex Ltd. (a) (Australia)                             15,729,044
                                                                                                -----------
                                                                                                 28,553,007      6.53%
                                                                                                -----------
Other Financial              250,000    Banco Latinoamericano de Exportaciones, S.A. (Panama)     4,582,500
                             301,700    Oslo Bors Holding ASA (c) (Norway)                       10,856,168
                                                                                                -----------
                                                                                                 15,438,668      3.53%
                                                                                                -----------
Real Estate                3,036,000    Liu Chong Hing Investment, Ltd. (Hong Kong)               2,223,347      0.51%
                                                                                                -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

                                                                                                  VALUE           % OF
                              SHARES    ISSUES                                                   (NOTE 1)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Securities Brokerage      32,994,000    Hotung Investment Holdings, Ltd. (a) (Singapore)        $ 2,804,490
                             652,300    Ichiyoshi Securities Co., Ltd. (Japan)                    4,889,639
                                                                                                -----------
                                                                                                  7,694,129      1.76%
                                                                                                -----------
Software                   1,590,517    GEAC Computer Corp., Ltd. (a) (Canada)                   10,979,425      2.51%
                                                                                                -----------
Telecommunications         2,877,624    Telecom Corp. of New Zealand, Ltd. (New Zealand)         11,358,755      2.60%
                                                                                                -----------
Transportation            20,700,000    Chuan Hup Holdings, Ltd. (Singapore)                      8,266,326
                             288,200    Ganger Rolf ASA (Norway)                                  9,739,152
                             175,000    Golar LNG, Ltd. (a) (Norway)                              2,765,240
                           4,007,000    Noble Group, Ltd. (Singapore)+                            2,598,745
                          16,017,785    Toll NZ, Ltd. (a) (c) (New Zealand)                      29,805,213
                                                                                                -----------
                                                                                                 53,174,676     12.16%
                                                                                                -----------
                                        TOTAL COMMON STOCKS
                                        (Cost $199,884,779)                                     271,992,385
                                                                                                -----------
                           NOTIONAL
                           AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.01%
Foreign Currency           2,500,000    Euro Dollar, Strike 1.18 EUR, expires 01/18/05                2,200
Put Options                8,000,000    New Zealand Dollar, Strike 0.63 NZD, expires 01/18/05        35,000
                          10,000,000    Norwegian Kroner, Strike 7.30 NOK, expires 01/18/05             700
                           5,000,000    Canadian Dollar, Strike 1.36 CAD, expires 01/19/05              300
                                                                                                -----------
                                                                                                     38,200      0.01%
                                                                                                -----------
                                        TOTAL OTHER INVESTMENTS
                                        (Cost $856,200)                                              38,200
                                                                                                -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004

                           PRINCIPAL                                                                VALUE          % OF
                           AMOUNT ($)   ISSUES                                                    (NOTE 1)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 34.41%
Repurchase Agreements      35,801,965    Bear Stearns 1.80%, due 11/01/04 (b)                   $ 35,801,965      8.19%
                                                                                                ------------
U.S. Treasury Bills        40,000,000    U.S. Treasury Bill 1.63%+, due 11/26/04                  39,955,358
                           40,000,000    U.S. Treasury Bill 1.77%+, due 12/20/04                  39,880,800
                           35,000,000    U.S. Treasury Bill 1.85%+, due 01/20/05                  34,855,730
                                                                                                ------------
                                                                                                 114,691,888     26.22%
                                                                                                ------------
                                         TOTAL SHORT TERM INVESTMENTS
                                         (Cost $150,501,945)                                     150,493,853
                                                                                                ------------
                                         TOTAL INVESTMENT PORTFOLIO - 104.32%
                                         (Cost $384,488,259)                                     456,274,292
                                                                                                ------------
                                         LIABILITIES IN EXCESS OF OTHER ASSETS - (4.32%)         (18,913,730)
                                                                                                ------------
                                         NET ASSETS - 100.00%                                   $437,360,562
                                         (Applicable to 25,477,108                              ============
                                         shares outstanding)


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2004
                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2004

 Notes:

(a)  Non-income producing securities.

(b) Repurchase agreement collateralized by: U.S. Treasury Inflation-Indexed Bonds, par value $24,635,000, matures 04/15/28, market value $36,835,783.

(c) Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).

ADR: American Depository Receipt.

 +   Annualized yield at date of purchase.

 *   Denominated in foreign currency as noted.

 +   Incorporated in Bermuda.

 ++  Incorporated in British Virgin Islands.

The aggregate cost for federal income tax purposes is $391,977,920. The aggregate gross unrealized appreciation is $67,086,811.
The aggregate gross unrealized depreciation is $(2,790,439).

Country Concentration

                   % of
                Net Assets
                ----------
United States#     34.41%

Norway             14.86
New Zealand        13.95
Canada             12.86
Hong Kong           5.90
Singapore           4.62
Japan               3.98
Australia           3.60
France              3.40
United Kingdom      2.55
Spain               1.11
Panama              1.05
Switzerland         0.86
Argentina           0.73
Sweden              0.44
Other               0.00^
                ---------
Total             104.32%
                =========


  # Comprised of cash equivalents.
  ^ less than 0.01



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

THE SUMMARY OF THE FUND'S INVESTMENTS AS OF OCTOBER 31, 2004 IS AS FOLLOWS:
(UNAUDITED)

                                                                         % OF
           SECTOR DIVERSIFICATION                  MARKET VALUE       NET ASSETS
-------------------------------------------        ------------       ----------
U.S. Treasury Bills                                $114,691,888         26.22%
Transportation                                       53,174,676         12.16
Repurchase Agreements                                35,801,965          8.18
Foreign Government Obligations                       33,749,854          7.72
Metals & Mining                                      28,553,007          6.53
Energy/Services                                      20,180,722          4.61
Forest Products & Paper                              18,780,519          4.29
Diversified Operations                               16,507,571          3.77
Engineering/Construction                             16,036,421          3.67
Other Financial                                      15,438,668          3.53
Insurance                                            14,964,610          3.42
Business Development & Investment Companies          12,062,990          2.76
Telecommunications                                   11,358,755          2.60
Software                                             10,979,425          2.51
Advertising                                           8,188,992          1.87
Agriculture                                           8,176,851          1.87
Energy/Coal                                           7,948,892          1.82
Securities Brokerage                                  7,694,129          1.76
Building & Construction Products/Services             7,649,753          1.75
Food & Beverage                                       6,067,106          1.39
IT Services                                           3,051,620          0.70
Corporate Services                                    2,954,331          0.67
Real Estate                                           2,223,347          0.51
Foreign Currency Put Options                             38,200          0.01
                                                   ------------        ------
Total Investments                                   456,274,292        104.32
Liabilities in Excess of Other Assets               (18,913,790)        (4.32)
                                                   ------------        ------
Net Assets                                         $437,360,562        100.00%
                                                   ============        ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $356,035,449)         $412,658,580
    Affiliated issuers (identified cost of $28,452,810)              43,615,712
                                                                   ------------
       Total investments (identified cost of $384,488,259)          456,274,292
Receivable for fund shares sold                                      10,363,543
Dividends and interest receivable                                       749,396
Other assets                                                             24,848
                                                                   ------------
       Total assets                                                 467,412,079
                                                                   ------------

LIABILITIES:
Payable for securities purchased                                     29,209,472
Payable for fund shares redeemed                                        234,965
Payable to investment adviser                                           456,066
Accounts payable and accrued expenses                                   117,812
Payable for service fees (Note 3)                                        33,202
Commitments (Note 6)                                                         --
                                                                   ------------
       Total liabilities                                             30,051,517
                                                                   ------------
       Net assets                                                  $437,360,562
                                                                   ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    25,477,108 shares outstanding                                  $366,230,016
Accumulated distributions in excess of net investment income           (220,488)
Accumulated distributions in excess of net realized gains              (440,714)
Net unrealized appreciation of investments and translation
    of foreign currency denominated assets and liabilities           71,791,748
                                                                   ------------
       Net assets applicable to capital shares outstanding         $437,360,562
                                                                   ============
Net asset value per share                                                $17.17
                                                                         ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME:
   Interest                                                           $1,372,051
   Dividends-unaffiliated issuers (net of foreign
      withholding tax of $342,419)                                     3,298,547
   Dividends-affiliated issuers                                          642,369
   Other income                                                            1,170
                                                                     -----------
      Total investment income                                          5,314,137
                                                                     -----------

EXPENSES:
   Investment advisory fees (Note 3)                                   2,847,664
   Service fees (Note 3)                                                 244,950
   Custodian fees                                                        147,814
   Accounting services                                                    80,013
   Transfer Agent fees                                                    72,308
   Directors' fees and expenses                                           55,753
   Registration and filing fees                                           49,436
   Reports to shareholders                                                42,489
   Auditing and tax consulting fees                                       40,594
   Administration fees (Note 3)                                           16,734
   Miscellaneous expenses                                                  4,888
   Legal fees                                                              4,050
   Insurance expenses                                                      2,597
                                                                     -----------
      Total operating expenses                                         3,609,290
                                                                     -----------
   Expenses waived and reimbursed (Note 3)                               377,105
                                                                     -----------
      Net expenses                                                     3,986,395
                                                                     -----------
      Net investment income                                            1,327,742
                                                                     -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments                                     913,025
   Net realized gains on foreign currency transactions                   887,185
   Net change in unrealized appreciation on investments               52,405,794
   Net change in unrealized appreciation on translation of other
      assets and liabilities denominated in foreign currency               5,792
                                                                     -----------
      Net realized and unrealized gains on investments                54,211,796
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $55,539,538
                                                                     ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR       FOR THE YEAR
                                                                                 ENDED              ENDED
                                                                           OCTOBER 31, 2004   OCTOBER 31, 2003
                                                                           ----------------   ----------------
OPERATIONS:
    Net investment income                                                    $  1,327,742        $   237,161
    Net realized gains (losses) on investments                                    913,025         (1,132,013)
    Net realized gains (losses) on foreign currency transactions                  887,185            (85,021)
    Net change in unrealized appreciation on investments                       52,405,794         20,232,175
    Net change in unrealized appreciation (depreciation) on translation
      of other assets and liabilities denominated in foreign currency               5,792               (188)
                                                                             ------------        -----------
    Net increase in net assets resulting from operations                       55,539,538         19,252,114
                                                                             ------------        -----------

DISTRIBUTIONS:
    Dividends to shareholders from net investment income                       (2,639,232)          (208,588)
                                                                             ------------        -----------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                              310,962,447         60,445,133
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                              2,535,398            203,919
    Redemption fees                                                               347,019             75,597
    Cost of shares redeemed                                                   (26,669,919)        (5,518,577)
                                                                             ------------        -----------
    Net increase in net assets resulting from capital
       share transactions                                                     287,174,945         55,206,072
                                                                             ------------        -----------
    Net increase in net assets                                                340,075,251         74,249,598
    Net assets at beginning of period                                          97,285,311         23,035,713
                                                                             ------------        -----------
    Net assets at end of period
       (including undistributed net investment income of
       $0 and $3,868, respectively)                                          $437,360,562        $97,285,311
                                                                             ============        ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PERIOD OF THE FUND'S OPERATIONS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP.

SELECTED DATA (FOR A SHARE OUTSTANDING  THROUGHOUT THE PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                      FOR THE            FOR THE            FOR THE
                                                                     YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                                  OCTOBER 31, 2004   OCTOBER 31, 2003   OCTOBER 31, 2002*
                                                                  ----------------   ----------------   -----------------
Net Asset Value, Beginning of Period                                  $  13.49          $  9.73            $ 10.00
                                                                      --------          -------            -------
Income (loss) from Investment Operations:
    Net investment income                                                 0.25             0.08               0.02
    Net gain (loss) on securities (both realized and unrealized)          3.73             3.76              (0.29)
                                                                      --------          -------            -------
    Total from Investment Operations                                      3.98             3.84              (0.27)
                                                                      --------          -------            -------

Less Distributions:
    Dividends from net investment income                                 (0.30)           (0.08)                --
                                                                      --------          -------            -------
    Total Distributions                                                  (0.30)           (0.08)                --
                                                                      --------          -------            -------
Net Asset Value, End of Period                                        $  17.17          $ 13.49            $  9.73
                                                                      ========          =======            =======
Total Return                                                             29.95%           39.84%           (2.70)%(1)
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)                          $437,361          $97,285            $23,036
    Ratio of Expenses to Average Net Assets
       Before expense reimbursement / recovery                            1.58%            2.21%              4.30%(2)
       After expense reimbursement / recovery                             1.75%            1.75%              1.75%(2)
    Ratio of Net Investment Income (Loss) to Average Net Assets
       Before expense reimbursement / recovery                            0.75%            0.06%           (2.20)%(2)
       After expense reimbursement / recovery                             0.58%            0.52%              0.34%(2)
    Portfolio Turnover Rate                                                 11%               4%                 0%(1)


(1) NOT ANNUALIZED

(2) Annualized

 *  The Fund commenced investment operations on December 31, 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (each a "Fund" and, collectively, the "Funds"). Third Avenue Management LLC (the "Adviser") provides Investment Advisory Services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a discount to what the Adviser believes is their true value. The Fund also seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high-yield securities) that the Adviser believes are undervalued.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies at a discount to what the Adviser believes is their true value. Under normal circumstances, the Fund expects to invest at least 80% of its assets in equity securities of companies that are considered small. The Fund considers a "small company" to be one whose market capitalization is no greater than nor less than the range of capitalizations of companies in the Russell 2000 Index or the S & P Small Cap 600 Index at the time of investment.

Third Avenue Real Estate Value Fund, under normal circumstances, seeks to achieve its objective by investing at least 80% of its assets in a securities of real estate and real estate-related companies, or in companies which own significant real estate at the time of investment ("real estate companies"). These securities will primarily be equity securities (which may include both common and preferred stocks) of well-financed real estate companies. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their true value. The Fund may also invest a portion of its assets in debt securities (which may include high-yield and mortgage-backed securities) in real estate companies that the Adviser believes have above average yield potential.

Third Avenue International Value Fund seeks to achieve its objective by primarily acquiring equity securities of well-financed companies located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries, and under normal circumstances, at least 80% of its assets will be invested in securities of issuers located outside of the United States at the time of investment.

                                     [LOGO]


                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004


ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Generally, the Funds investments are valued at market value. Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price, the NASDAQ official close price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust's Board of Trustees, the Funds may adjust the prices of securities traded in foreign markets, as appropriate, to reflect the fair value as of the time the Funds' net asset values are calculated. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 2004, such securities had a total fair value of $463,377,368 or 12.20% of net assets of Third Avenue Value Fund, $43,219,690 or 4.52% of net assets of Third
Avenue Small-Cap Value Fund and $77,040,941 or 4.55% of net assets of Third Avenue Real Estate Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any significant future registration costs.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004


SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Payments received from certain investments held by the Funds may be comprised of dividends, capital gain distribution and return of capital. Fund management originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and gains or losses realized on foreign currency swap contracts. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Pursuant to U.S. Federal income tax law and regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

FOREIGN CURRENCY SWAP CONTRACTS:

The Funds may enter into foreign currency swap contracts to exchange foreign currency for U.S. dollars. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The swap contract is used to hedge a Fund's exposure to securities denominated in foreign currencies and to foreign markets. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Foreign currency swap contracts are valued based on quotes received from one or more brokers or dealers of such investments. Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contract. At October 31, 2004 the Funds had no open swap contracts.

OPTION CONTRACTS:

An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provides the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid. Investments in options contracts require the Funds to fair value or mark-to-market option contracts on a daily basis which reflects the change in the market value of the contracts at the close of each days trading.

LOANS OF PORTFOLIO SECURITIES:

The Funds may loan securities to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in other income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

REPURCHASE AGREEMENTS:

The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax law and regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 2004, permanent differences were reclassified as shown below:

                                                            INCREASE (DECREASE)
                                                               TO ACCUMULATED
                                     INCREASE (DECREASE)     UNDISTRIBUTED NET
                                       TO ACCUMULATED       REALIZED GAIN (LOSS)
                                      UNDISTRIBUTED NET      ON INVESTMENTS AND
                                      INVESTMENT INCOME       FOREIGN CURRENCY
                                     -------------------    --------------------
Third Avenue Value Fund                  (2,087,014)              2,087,014
Third Avenue Small-Cap Value Fund            10,139                 (10,139)
Third Avenue Real Estate Value Fund       1,090,209              (1,090,209)
Third Avenue International Value Fund     1,087,134              (1,087,134)


The primary reasons for such reclassifications are foreign currency gain (loss), market discount and premium and REIT distributions.

RESTATED FINANCIAL INFORMATION:

Due to the nature of commercial real estate and the REIT structure, which generally is not subject to corporate tax, REIT dividends can be characterized as a combination of net income, capital gains (from asset dispositions) and return of capital(which generally relates to property depreciation). Prior to 2004, the Third Avenue Real Estate Value Fund reported its distributions received as dividend/net investment income in the absence of the actual characterization by the REIT. In 2004, the Fund restated prior year amounts by reclassifying a portion of its dividend/net investment income as an increase to net realized gain on investments or as an increase to unrealized appreciation/(depreciation) on investments. These reclassifications are being made to recognize the return of capital and realized gains that have been reported by the issuers of such securities held in the portfolio of investments. These changes for the year ended October 31, 2003 are reflected in the Statement of Changes in NetAssets as follows:

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

                                                     PREVIOUSLY          AS
                                                      REPORTED        RESTATED
                                                    ------------    ------------
Net investment income ..........................    $ 15,091,558    $ 14,074,877
Net realized gains on investments--
   unaffiliated issuers ........................       2,615,236       2,774,667
Net change in unrealized appreciation
   on investments ..............................     105,524,088     106,381,338
                                                    ------------    ------------
      Net increase in net assets resulting
         from operations .......................    $123,230,882    $123,230,882
                                                    ------------    ------------

    On the Financial Highlights, the net investment income per share figures have been reduced and the net realized gain/(loss) on securities (both realized and unrealized) per share have been correspondingly increased. In addition, the ratios of net investment income have been reduced. These reclassifications do not change the actual dividends that were received by the Third Avenue Real Estate Value Fund, nor do they alter any taxpayer records, as such adjustments have historically been captured in the Third Avenue Real Estate Value Fund's tax reporting to its shareholders.

    Each of the following captions on the financial highlights table has been increased/decreased as follows:

                                                           YEARS ENDED OCTOBER 31,
                                                 -------------------------------------------
                                                   2003        2002        2001        2000
                                                 -------     -------     -------     -------
Income from Investment Operations:
    Decrease in Net investment income ........     (0.04)      (0.00)      (0.07)      (0.09)
    Increase in Net gain on securities
        (both realized and unrealized) .......      0.04        0.00        0.07        0.09

Decrease in Ratio of Net Investment Income
   to Average Net Assets:
    Before expense reimbursement/recovery ....       N/A       (0.01%)     (0.57%)     (0.74%)
    After expense reimbursement/recovery .....     (0.25%)     (0.01%)     (0.57%)     (0.74%)


    These reclassifications had no effect on net assets or the net increase in net assets resulting from operations or cash received from the underlying investments.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

FEDERAL INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust. Certain expenses are shared with the Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the Funds' net assets relative to the total net assets of the Third Avenue Variable Series Trust.

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer. The Trust does pay, together with its affiliate, the Third Avenue Variable Series Trust, Trustees who are not affiliated with the Investment Adviser a fee of $2,500 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,000. The Trust also pays non-interested Trustees an annual stipend of $40,000. The Trustees on the Audit Committee will each receive $1,000 for each audit committee meeting and the audit committee chairman will receive an annual retainer of $1,000.

Prior to June 30, 2004 the Trust paid the Trustees who were not affiliated with the Investment Adviser $1,500 per Fund for each meeting of the Board of Trustees that they attended, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at such meetings. The Trust also paid non-interested Trustees an annual retainer of $2,000 per Fund in January of each year for the previous year's service. The Trustees on the Audit Committee each received $800 for each audit committee meeting.

Third Avenue Funds appointed Heather Garson as its Chief Compliance Officer on September 9, 2004. In this position, Ms.Garson, assisted by other members of the Compliance Department, oversees the implementation and monitoring of the Funds' compliance policies and procedures. Ms. Garson also serves as the Chief Compliance Officer to Third Avenue Management LLC, the adviser to the Funds. Third Avenue Management and Third Avenue Funds each pay a portion of Ms.Garson's salary. For the fiscal year ending October 31, 2004 the Funds paid Ms. Garson $40,111 for her service as the Funds' Chief Compliance Officer.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004


2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, as ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2004 were as follows:

                                                 PURCHASES         SALES
                                               ------------     ------------
    Third Avenue Value Fund:
         Affiliated                            $ 11,307,405     $153,275,142
         Unaffiliated                           230,501,513      159,523,241
    Third Avenue Small-Cap Value Fund:
         Affiliated                                      --       16,687,605
         Unaffiliated                           217,957,797       39,957,163
    Third Avenue Real Estate Value Fund:
         Affiliated                             174,831,860        5,998,406
         Unaffiliated                           393,347,348       69,234,115
    Third Avenue International Value Fund:
         Affiliated                              22,406,913               --
         Unaffiliated                           146,393,801       18,396,022


3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENT

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, and 1/12 of 1.25% (an annual fee of 1.25%) of the total average daily net assets of Third Avenue International Value Fund. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds which are reimbursable by the Funds, including service fees due to third parties and other miscellaneous expenses. At October 31, 2004, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund had payables to the Adviser of $347,672, $99,132, $163,122 and $36,711, respectively, for reimbursement of expenses paid by the Adviser. Under current arrangements for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds average daily net assets, and 1.50% of aver-

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004


age daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Under current arrangements for Third Avenue International Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses including the investment advisory fee, but excluding brokerage commissions and taxes exceed 1.75% of the Fund's average daily net assets, the Adviser is obligated to reimburse Third Avenue International Value Fund in an amount equal to the excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three-year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund, Third Avenue Small-Cap Value Fund or Third Avenue Real Estate Value Fund for the year ended October 31, 2004. The Adviser recovered fees of $377,105 from Third Avenue International Value Fund, for the year ended October 31, 2004.

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $170,000 plus 50% of the difference between
(i) $186,000 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $170,000. The Adviser pays PFPC Inc. a sub-administration fee for sub-administration services provided to the Trust equal to $179,025.

The Trust on behalf of each of the Funds has entered into Shareholder Servicing Agreements with certain service agents for which each service agent receives a fee based on the average daily net assets invested into the Trust by the agent's customers through the agent's program held in omnibus accounts. The Trust remits to the Adviser the portion of these fees that represent various administrative services rendered by the service agent to such customers, which the Trust would otherwise be obligated to provide at its own expense.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:
M.J. Whitman LLC, a registered broker-dealer, and Private Debt LLC, a dealer in the trading of bank debt and other private claims, operate under common control with the Adviser. For the year ended October 31, 2004, the Funds incurred brokerage commissions, paid to related parties as follows:

FUND                                          M.J. WHITMAN LLC  PRIVATE DEBT LLC
----                                          ----------------  ----------------
Third Avenue Value Fund                          $1,133,690          $87,500
Third Avenue Small-Cap Value Fund                   775,984               --
Third Avenue Real Estate Value Fund                 978,095            1,031
Third Avenue International Value Fund               139,287               --


Investment in Affiliates:

A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 2004 is set forth below:

THIRD AVENUE VALUE FUND

                                          SHARES                                    SHARES                         DIVIDEND INCOME
                                     HELD AT OCT. 31,     SHARES      SHARES    HELD AT OCT. 31,      VALUE AT     NOV. 1, 2003 -
NAME OF ISSUER:                            2003         PURCHASED      SOLD          2004          OCT. 31, 2004    OCT. 31, 2004
---------------                      ----------------   ---------   ---------   ----------------   -------------   ---------------
ACMAT Corp. Class A                       200,678              --          --        200,678        $ 2,538,577              --
Alamo Group, Inc.                         594,300              --          --        594,300         10,994,550      $  142,632
ACA Capital Holdings, Inc.                118,812              --          --        118,812          4,166,733              --
ACA Capital Holdings, Inc.
  Convertible Pfd.                            259              --          --            259         14,715,824              --
ACA Capital Holdings, Inc.
  Senior Convertible Pfd.                     103              --          --            103          5,881,448              --
ACA Capital Holdings, Inc.
  Series B Senior Convertible Pfd.             --         133,783          --        133,783          8,333,333              --
Carver Bancorp, Inc.                      218,500              --          --        218,500          4,261,842          37,145
CGA Group, Ltd., Series C               6,045,667              --          --      6,045,667                 --              --
CRT Properties, Inc.                    1,352,836              --          --      1,352,836         29,978,846       1,893,970
Danielson Holding Corp.                 1,311,571       3,224,051          --      4,535,622         33,881,096              --
Electro Scientific
Industries, Inc.                        2,055,400              --   2,055,400             --                 --              --

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004


THIRD AVENUE VALUE FUND (CONTINUED)

                                        SHARES                                         SHARES                        DIVIDEND INCOME
                                   HELD AT OCT. 31,     SHARES       SHARES       HELD AT OCT. 31,     VALUE AT       NOV. 1, 2003 -
NAME OF ISSUER:                          2003          PURCHASED      SOLD              2004         OCT. 31, 2004    OCT. 31, 2004
--------------                     ----------------    ---------    ---------     ----------------   -------------   ---------------
Frank's Nursery & Crafts, Inc.         1,794,506       422,788(1)          --         2,217,294       $         --     $       --
FSI International, Inc.                3,587,900            --      3,587,900                --                 --             --
Innovative Clinical Solutions,
Ltd.                                   1,308,740            --             --         1,308,740              7,198             --
J & J Snack Foods Corp.                  495,000            --        495,000                --                 --             --
KEMET Corp.                            4,458,200            --      4,458,200                --                 --             --
Lodgian, Inc.                            439,629            --        439,629(2)             --                 --             --
Lodgian, Inc. Class A Warrants           637,570            --        637,570                --                 --             --
Lodgian, Inc. Class B Warrants           127,159            --        127,159                --                 --             --
Tejon Ranch Co.                        3,420,106            --             --         3,420,106        122,747,604             --
Trammell Crow Co.                      2,150,000            --             --         2,150,000         33,217,500             --
Woronoco Bancorp, Inc.                   390,800            --             --           390,800         14,225,120        297,008
                                                                                                      ------------     ----------
      Total Affiliates                                                                                $284,949,671     $2,370,755
                                                                                                      ============     ==========



THIRD AVENUE SMALL-CAP VALUE FUND

                                        SHARES                                         SHARES                        DIVIDEND INCOME
                                   HELD AT OCT. 31,     SHARES       SHARES       HELD AT OCT. 31,     VALUE AT       NOV. 1, 2003 -
NAME OF ISSUER:                          2003          PURCHASED      SOLD              2004         OCT. 31, 2004    OCT. 31, 2004
--------------                     ----------------    ---------    ---------     ----------------   -------------   ---------------
Advanced Power Technology, Inc.          667,100              --      288,900           378,200       $        +       $         --
CyberOptics Corp.                        644,300              --      644,300                --               --                 --
KEMET Corp.                              725,000              --      283,600           441,400                +                 --
Wellsford Real Properties, Inc.          343,000              --           --           343,000        5,278,770                 --
                                                                                                      ----------       ------------
   Total Affiliates                                                                                   $5,278,770       $         --
                                                                                                      ==========       ============


THIRD AVENUE REAL ESTATE VALUE FUND

                                        SHARES                                         SHARES                        DIVIDEND INCOME
                                   HELD AT OCT. 31,     SHARES       SHARES       HELD AT OCT. 31,     VALUE AT       NOV. 1, 2003 -
NAME OF ISSUER:                          2003          PURCHASED      SOLD              2004         OCT. 31, 2004    OCT. 31, 2004
--------------                     ----------------    ---------    ---------     ----------------   -------------   ---------------
American Land Lease, Inc.                379,798              --           --           379,798     $  7,542,788       $   22,788
Avatar Holdings, Inc.                    394,544          40,146           --           434,690       19,008,994               --
Consolidated-Tomoka Land Co.             510,000              --           --           510,000       18,609,900          127,500
Falcon Financial Investment Trust             --       1,430,850           --         1,430,850       10,960,311           71,543
Forest City Enterprises, Inc.
Class A1,                                373,300       1,163,600           --         2,536,900      139,402,655          607,690
Killam Properties, Inc.                       --       6,280,400           --         6,280,400       10,297,848               --
LNR Property Corp.                     1,454,200         501,000           --         1,955,200      122,278,208           68,308
Modtech Holdings, Inc.                   734,056          89,470      823,526                --               --               --
One Liberty Properties, Inc.             575,400         362,800           --           938,200       17,084,622        1,076,592
PS Business Parks, Inc.                  605,700         617,900           --         1,223,600       53,740,512        1,019,890
Thomas Properties Group, Inc.                 --       2,000,000           --         2,000,000       24,000,000               --
Trammell Crow Co.                      1,485,900         594,050           --         2,079,950       32,135,227               --
Wellsford Real Properties, Inc.          827,550              --           --           827,550       12,735,995               --
                                                                                                    ------------       ----------
      Total Affiliates                                                                              $467,797,060       $2,994,311
                                                                                                    ============       ==========

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004



Third Avenue International Value Fund

                                        SHARES                                         SHARES                        DIVIDEND INCOME
                                   HELD AT OCT. 31,     SHARES       SHARES       HELD AT OCT. 31,     VALUE AT       NOV. 1, 2003 -
NAME OF ISSUER:                          2003          PURCHASED      SOLD              2004         OCT. 31, 2004    OCT. 31, 2004
--------------                     ----------------    ---------    ---------     ----------------   -------------   ---------------
Boardroom, Ltd.                        4,281,000       6,414,000           --        10,695,000       $ 2,954,331       $130,390
Oslo Bors Holding ASA                    105,000         196,700           --           301,700        10,856,168        511,979
Toll NZ, Ltd.                          4,143,887      11,873,898           --        16,017,785        29,805,213             --
                                                                                                      -----------       --------
      Total Affiliates                                                                                $43,615,712       $642,369
                                                                                                      ===========       ========


+    As of October 31, 2004, no longer an affiliate.

(1)  Increase due to  distribution.

(2)  Decrease due to reverse stock split and sale.

5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

                                                  THIRD AVENUE                         THIRD AVENUE
                                                   VALUE FUND                      SMALL-CAP VALUE FUND
                                      -----------------------------------   -----------------------------------
                                          FOR THE           FOR THE            FOR THE             FOR THE
                                        YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                      OCTOBER 31, 2004   OCTOBER 31, 2003   OCTOBER 31, 2004   OCTOBER 31, 2003
                                      ----------------   ----------------   ----------------   ----------------
Increase in Fund shares:
Shares outstanding at beginning
   of period                              74,295,949          73,509,071         30,061,713         28,585,959
   Shares sold                            18,710,537          15,619,502         21,354,258          8,727,403
   Shares reinvested from dividends
      and distributions                      551,515             984,677            179,554            278,499
   Shares redeemed                       (14,693,767)        (15,817,301)        (5,975,438)        (7,530,148)
                                         -----------         -----------        -----------        -----------
Net increase in Fund shares                4,568,285             786,878         15,558,374          1,475,754
                                         -----------         -----------        -----------        -----------
Shares outstanding at end of period       78,864,234          74,295,949         45,620,087         30,061,713
                                         ===========         ===========        ===========        ===========

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

                                                 THIRD AVENUE                        THIRD AVENUE
                                            REAL ESTATE VALUE FUND             INTERNATIONAL VALUE FUND
                                      ----------------------------------   ---------------------------------
                                           FOR THE           FOR THE           FOR THE            FOR THE
                                         YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                      OCTOBER 31, 2004  OCTOBER 31, 2003   OCTOBER 31, 2004  OCTOBER 31, 2003
                                      ----------------  ----------------   ----------------  ----------------
Increase in Fund shares:
Shares outstanding at beginning
   of period                             32,072,703        21,112,267          7,210,930         2,367,383
   Shares sold                           43,095,024        15,941,608         19,841,522         5,327,303
   Shares reinvested from dividends
      and distributions                     852,727           619,840            178,970            21,353
   Shares redeemed                       (9,538,325)       (5,601,012)        (1,754,314)         (505,109)
                                         ----------        ----------         ----------        ----------
Net increase in Fund shares              34,409,426        10,960,436         18,266,178         4,843,547
                                         ----------        ----------         ----------        ----------
Shares outstanding at end of period      66,482,129        32,072,703         25,477,108         7,210,930
                                         ==========        ==========         ==========        ==========


The Third Avenue Value Fund charges a redemption fee of 1% for shares held 60 days or less. The Third Avenue Small-Cap Value Fund and the Third Avenue Real Estate Value Fund charge a redemption fee of 1% for shares held one year or less. The Third Avenue International Value Fund charges a redemption fee of 2% for shares held one year or less.

6. COMMITMENTS AND CONTINGENCIES

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $1,805,000 has been funded as of October 31, 2004. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

Third Avenue Value Fund has committed a $1,755,000 capital investment to RS Holdings of which $1,022,245 has been funded as of October 31, 2004. This commitment may be payable upon demand of RS Holdings.

Third Avenue Real Estate Value Fund has committed $4,475,565 to Frank's Nursery & Crafts, of which $2,777,513 has been funded as of October 31, 2004. This commitment may be payable upon demand of Frank's Nursery & Crafts.

Third Avenue Real Estate Value Fund has committed up to $10,500,000 to Atlantic American Realty Capital, of which $500,000 has been funded as of October 31, 2004. This commitment may be payable upon demand of Atlantic American Realty Capital.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004

Accordingly,  the Third Avenue Value Fund and the Third Avenue Real Estate Value
Fund  have   segregated   securities   valued  at  $45,000,045  and  $74,690,850
respectively, to meet each of these commitments.

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Third Avenue International Value Fund since its inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three-year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Fund's inception through October 31, 2004 subject to repayment amount to $118,841 for the Third Avenue International Value Fund.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which may provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS:

The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the Statements of Assets and Liabilities.

HIGH YIELD DEBT:

The Funds may invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2004


LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

8. FEDERAL INCOME TAXES

For the period ended October 31, 2004, Third Avenue Value Fund and Third Avenue International Value Fund expect to utilize capital loss carryforwards of $2,052,263 and $713,076 respectively. For the period ended October 31, 2004, Third Avenue Value Fund and Third Avenue International Value Fund each expect to have available for federal tax purposes unused capital loss carryforwards of $27,387,632 and $440,714, respectively, which expire in 2011. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows:

                                                    ORDINARY       NET LONG-TERM
                                                     INCOME        CAPITAL GAINS
                                                   ----------      -------------
Third Avenue Value Fund                            23,429,997               --
Third Avenue Small-Cap Value Fund                   2,553,279          858,447
Third Avenue Real Estate Value Fund                17,371,305        1,341,884
Third Avenue International Value Fund               2,639,232               --

The tax character of distributions paid during the fiscal year ended October 31, 2003 was as follows:

                                              ORDINARY           NET LONG-TERM
                                               INCOME            CAPITAL GAINS
                                             ----------            ---------
Third Avenue Value Fund                      31,405,891                   --
Third Avenue Small-Cap Value Fund             3,981,345                   --
Third Avenue Real Estate Value Fund           5,862,735            4,239,037
Third Avenue International Value Fund           208,588                   --


At October 31, 2004, the tax basis components of distributable earnings were:

                                            UNDISTRIBUTED           ACCUMULATED            UNREALIZED
                                           ORDINARY INCOME    CAPITAL GAINS/(LOSSES)      APPRECIATION
                                           ---------------    ----------------------      ------------
Third Avenue Value Fund                      60,535,613            (27,387,632)          1,289,418,248
Third Avenue Small-Cap Value Fund             3,086,488              3,623,292             210,897,143
Third Avenue Real Estate Value Fund           6,113,907             16,741,127             347,114,739
Third Avenue International Value Fund         7,295,673               (440,714)             64,302,087


The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to mark to market tax treatment of certain passive foreign investment companies, differences in the treatment of amortization of bond discount and premium, REIT and partnership adjustments and other timing differences. Actual tax distributions to shareholders may differ from the amounts above.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund (constituting Third Avenue Trust, hereafter referred to as the "Fund") at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 1, Third Avenue Real Estate Value Fund has restated certain information in the financial statements for each of the four years ended October 31, 2003 to reclassify certain amounts previously reported as net investment income to reflect the actual classification of distributions received. These restatements had no effect on net assets or the net increase in net assets resulting from operations.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2004

                                     [LOGO]

                             MANAGEMENT OF THE TRUST

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes four portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge upon request, by calling (800) 443-1021.


INTERESTED TRUSTEES
-------------------

                           TERM OF OFFICE        POSITION(S)
                           AND LENGTH OF         HELD WITH       PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS        TIME SERVED*          REGISTRANT      DURING PAST 5 YEARS                     HELD BY TRUSTEE
-------------------------- ---------------       -------------   -----------------------                 -------------------
MARTIN J. WHITMAN** (80)    Trustee since         Chairman       Chairman  (3/90 to  Present)            Director (8/90 to 10/04)
622 Third Avenue            7/99                  and Trustee    Chief  Executive  Officer  (CEO)        of Danielson Holding
New York, NY                                                     (3/90 to  9/03), President  (1/91       Corporation;
10017                                                            to 5/98) of Third Avenue Trust;         Director (3/91 to Present)
                                                                 Chairman (7/99 to Present) CEO          of Nabors Industries,Inc.,
                                                                 (7/99 to 9/03)  of Third  Avenue        (international oil drilling
                                                                 Variable  Series  Trust;  Co-Chief      services); Director (5/00
                                                                 Investment Officer  (2/03 to            to 12/01) of Stewart
                                                                 Present),  Chief  Investment            Information Services Corp.
                                                                 Officer  (CIO)  (1/91 to 2/03),         (title insurance and real
                                                                 Chairman and CEO (3/90 to 8/02),        estate); Director (8/97 to
                                                                 President  (1/91 to 2/98),              5/01)of Tejon Ranch Co.
                                                                 of EQSF  Advisers, Inc. and its         (land development
                                                                 successor, Third Avenue Management      and agribusiness).
                                                                 LLC; CEO, President and Director
                                                                 (10/74 to  Present)  of  Martin
                                                                 J.  Whitman  & Co.,  Inc.
                                                                 (private  investment company);
                                                                 CEO (7/96 to 6/02) and Chairman
                                                                 (8/90 to 8/99) of Danielson
                                                                 Holding Corporation;
                                                                 Chairman  (1/95 to 8/02) and
                                                                 CIO  (10/92 to 8/02) of M.J.
                                                                 Whitman Advisers, Inc.(reg.
                                                                 investment adviser);
                                                                 Distinguished Management Fellow
                                                                 (1972 to Present) and Member of
                                                                 the Advisory  Board (10/94 to
                                                                 6/95) of the Yale School
                                                                 of  Management  at Yale  University;
                                                                 Adjunct  Professor  (1/01 to 12/01)
                                                                 of the Columbia University Graduate
                                                                 School of Business; Chartered
                                                                 Financial Analyst.

                                     [LOGO]


                           TERM OF OFFICE        POSITION(S)
                           AND LENGTH OF         HELD WITH       PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS        TIME SERVED*          REGISTRANT      DURING PAST 5 YEARS                     HELD BY TRUSTEE
-------------------------- ---------------       -------------   -----------------------                 -------------------
DAVID M. BARSE** (42)      Trustee since         President,      President (5/98 to Present),            Director (7/96 to Present)
622 Third Avenue           9/01                  CEO and         Trustee (9/01 to Present),              of Danielson Holding
New York, NY                                     Trustee         CEO (9/03 to Present) and               Corporation; Director
10017                                                            Executive Vice President                (3/01 to Present) of ACA
                                                                 (4/95 to 5/98) of Third                 Capital Holdings, Inc.
                                                                 Avenue Trust;  President                (insurance).
                                                                 (7/99 to Present), Trustee
                                                                 (9/01 to Present) and CEO
                                                                 (9/03 to Present) of Third
                                                                 Avenue Variable Series
                                                                 Trust; CEO (4/03 to Present),
                                                                 President (2/98 to Present),
                                                                 Director (4/95 to 12/02)
                                                                 and Executive  Vice President
                                                                 (4/95 to 2/98) of EQSF
                                                                 Advisers, Inc. and its successor,
                                                                 Third Avenue Management LLC and
                                                                 subsidiaries; CEO (7/99 to Present),
                                                                 President (6/95 to Present),
                                                                 Director (1/95 to Present)
                                                                 of  M.J.  Whitman,  Inc.  and  its
                                                                 successor,   M.J.  Whitman  LLC
                                                                 (registered broker-dealer)  and
                                                                 subsidiaries;  President
                                                                 (7/96 to 6/02) of Danielson Holding
                                                                 Corp.; CEO (7/99 to 8/02),
                                                                 President (6/95 to 8/02), Director
                                                                 (1/95 to 8/02) of M.J. Whitman
                                                                 Advisers, Inc. (registered
                                                                 investment advisor)

INTERESTED TRUSTEES
-------------------

JACK W. ABER (67)          Trustee since         Trustee         Professor  of  Finance  (1972  to       Trustee, The Managers Funds
51 Columbia Street         8/02                                  Present) of Boston University           (9 portfolios);  Trustee of
Brookline, MA 02446                                              School  of Management.  Trustee of      Managers AMG Funds
                                                                 Third  Avenue  Variable  Series         (9 portfolios), Managers
                                                                 Trust (8/02 to Present); Trustee of     Trust I (1 portfolio) and
                                                                 Third Avenue Trust (8/02 to Present).   Managers Trust II
                                                                                                         (11 portfolios); Trustee of
                                                                                                         Appleton Growth Fund.

                                     [LOGO]

INDEPENDENT TRUSTEES
--------------------

                             TERM OF OFFICE     POSITION(S)
                             AND LENGTH OF      HELD WITH       PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS          TIME SERVED*       REGISTRANT      DURING PAST 5 YEARS                      HELD BY TRUSTEE
--------------------------   ---------------    -------------   -----------------------                  -------------------
WILLIAM E. CHAPMAN, II (63)  Trustee since      Trustee         Trustee;  President and                  Trustee, The Managers Funds
380 Gulf of Mexico Drive,    8/02                               Owner (1998 to Present)                  (9 portfolios);  Trustee of
#531                                                            of Longboat  Retirement Planning         Managers AMG Funds
Longboat Key, FL 34228                                          Solutions  (consulting  firm);           (9 portfolios),  Managers
                                                                part-time  employee  delivering          Trust I (1 portfolio) and
                                                                retirement  and investment education     Managers Trust II
                                                                seminars  (1/00 to Present) for          (11 portfolios).

                                                                Hewitt Associates,  LLC (consulting
                                                                firm); Trustee (5/02 to Present) of
                                                                Bowdoin College;  various roles, the
                                                                last of which was  President of the
                                                                Retirement Plans Group (1990 to
                                                                1998) with Kemper Funds (mutual
                                                                funds group); investment sales,
                                                                marketing and general management
                                                                roles (1966 to 1990) with CIGNA
                                                                (insurance  group).  Trustee of
                                                                Third Avenue  Variable  Series Trust
                                                                (8/02 to Present);  Trustee of Third
                                                                Avenue Trust (8/02 to Present).

LUCINDA FRANKS (58)          Trustee since      Trustee         Journalist (1969 to Present);            N/A
64 East 86th Street          7/99                               SpecialCorrespondent, Talk Magazine
New York, NY                                                    (1999-2000); Trustee of Third Avenue
10028                                                           Variable  Series  Trust (7/99 to
                                                                Present);  Trustee of Third Avenue
                                                                Trust (2/98 to Present).

EDWARD J. KAIER (59)         Trustee since      Trustee         Partner  (1977 to  Present) at           Trustee, The Managers Funds
111 N. Lowry's Lane          8/02                               HepburnWillcox Hamilton & Putnam         (9 portfolios), Trustee of
Rosemont, PA 19010                                              (law firm). Trustee of Third Avenue      Managers AMG Funds
                                                                Variable Series  Trust (8/02 to          (9 portfolios), Managers
                                                                Present); Trustee of Third Avenue        Trust I (1 portfolio) and
                                                                Trust (8/02 to Present).                 Managers Trust II
                                                                                                         (11 portfolios).

                                     [LOGO]

INDEPENDENT TRUSTEES
--------------------


                           TERM OF OFFICE        POSITION(S)
                           AND LENGTH OF         HELD WITH       PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS        TIME SERVED*          REGISTRANT      DURING PAST 5 YEARS                     HELD BY TRUSTEE
-------------------------- ---------------       -------------   -----------------------                 -------------------
MARVIN MOSER, M.D. (80)    Trustee since         Trustee         Clinical  Professor of Medicine         Director (1997 to Present)
13 Murray Hill Road        7/99                                  (1984 to Present) at Yale               of Nutrition 21 Co.
Scarsdale, NY                                                    University School of Medicine;          (marketing); Director
10583                                                            Trustee (1992 to 2002) of the           (9/00-2/02) of Innovative
                                                                 Trudeau Institute (medical research     Clinical Solutions Ltd.
                                                                 institute); Senior Medical              (pharmaceutical site
                                                                 Consultant (1974 to 2002) for the       management); Director (2002
                                                                 National High Blood Pressure            to Present) of
                                                                 Education  Program of the National      Comprehensive Neuroscience
                                                                 Heart, Lung and Blood Institute;        (research and
                                                                 Trustee of Third Avenue  Variable       pharmaceutical
                                                                 Series  Trust (7/99 to  Present);       site management company).
                                                                 Trustee or Director of Third Avenue
                                                                 Trust or its predeces sor (11/94 to
                                                                 Present).

ERIC RAKOWSKI (46)         Trustee since         Trustee         Professor  (1990 to Present)            Trustee, The Managers Funds
571 Woodmont Avenue        8/02                                  at University of California at          9 portfolios),  Trustee of
Berkeley, CA 94708                                               Berkeley School of Law; Visiting        Managers (AMG Funds
                                                                 Professor (1998-1999) at Harvard Law    (9 portfolios),
                                                                 School. Trustee of Third Avenue         Managers Trust I
                                                                 Variable Series Trust (8/02 to          (1 portfolio) and
                                                                 Present); Trustee of Third Avenue       Managers Trust II
                                                                 Trust (8/02 to Present).                (11 portfolios).

MARTIN SHUBIK (78)         Trustee since         Trustee         Seymour H. Knox Professor of            N/A
Yale University            7/99                                  (1975 to Present) Mathematical and
Dept. of Economics                                               Institutional Economics, Yale
Box 2125, Yale Station                                           University; Trustee of Third Avenue
New Haven, CT                                                    Variable Series Trust (7/99 to
06520                                                            Present); Trustee or Director of
                                                                 Third Avenue Trust or its
                                                                 predecessor (11/90 to Present)


CHARLES C. WALDEN (60)     Trustee since 7/99    Trustee         Executive Vice-President of             N/A
11 Williamsburg Circle,                                          Investments and Chief Investment
Madison, CT                                                      Officer (1973 to Present) Knights
06443                                                            of Columbus (fraternal benefit
                                                                 society selling life insurance and
                                                                 annuities); Trustee of Third Avenue
                                                                 Variable Series Trust (7/99 to
                                                                 Present); Trustee or Director
                                                                 of Third Avenue Trust or its
                                                                 predecessor (5/96 to Present);
                                                                 Chartered Financial Analyst.


----------
*    Each trustee serves until his successor is duly elected and qualified.

** Messrs. Whitman and Barse are "interested trustees" of the Trust and the Adviser, Third Avenue Management LLC, due to their employment with and indirect ownership interests in the Adviser.

                                     [LOGO]

--------------------------------

                                               TRUSTEE
                                            REMUNERATION*
                                            -------------
Third Avenue Value Fund                       $117,637
Third Avenue Small-Cap Value Fund               74,581
ThirdAvenue Real Estate Value Fund              84,081
Third Avenue International Value Fund           66,329
                                            -------------
                                              $342,628

 * Regular compensation paid by the Funds during the period (excludes expense reimbursement).


PRINCIPAL TRUST OFFICERS WHO ARE NOT TRUSTEES
----------------------------------------------

                           POSITION(S)
                           HELD WITH                                                                          OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS        REGISTRANT        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                      HELD BY OFFICER
-------------------       ---------------    --------------------------------------------                     -------------------
VINCENT J. DUGAN (39)     Treasurer          Treasurer  and Chief  Financial  Officer (CFO)                   N/A
622 Third Avenue          and CFO            (9/04 to Present) of Third Avenue
New York, NY 10017                           Trust;  Treasurer  and CFO (9/04 to Present)of Third
                                             Avenue Variable Series Trust;  Chief Operating  Officer
                                             (COO) and CFO (8/04 to Present) of Third Avenue
                                             Management LLC and  subsidiaries;  COO and CFO
                                             (8/04 to Present) of Third Avenue Holdings Delaware LLC;
                                             COO and CFO (8/04 to  Present)  of MJ Whitman  LLC and
                                             subsidiaries; Partner Ernst & Young LLP (6/02 to 8/04);
                                             Partner Arthur Andersen LLP (9/98 to 6/02).

JULIE A. SMITH (33)       Assistant          Assistant  Treasurer  (9/04 to Present),                         N/A
622 Third Avenue          Treasurer          Treasurer  (5/04 to 9/04),  Controller
New York, NY 10017                           (9/01 to 9/02), Assistant Controller (2/97 to 9/01)
                                             of Third Avenue Trust; Assistant Treasurer (9/04 to
                                             Present), Treasurer (5/04 to 9/04), Controller (9/01 to
                                             9/02), Assistant Controller (2/97 to 9/01) of Third
                                             Avenue Variable Series Trust; Controller (8/02 to
                                             present) of Third Avenue Holdings Delaware LLC;
                                             Controller (9/01 to Present), Assistant Controller
                                             (2/97 to 9/01) of EQSF Advisers, Inc. and its successor,
                                             Third Avenue Management LLC and subsidiaries; Controller
                                             (8/02 to present), Assistant Controller (2/97 to 8/02)
                                             of Martin J. Whitman & Co., Inc.; Assistant Controller
                                             (3/99 to 8/02) Danielson Holding Corporation.

                                     [LOGO]

--------------------------------------------------


                           POSITION(S)
                           HELD WITH                                                                          OTHER DIRECTORSHIPS
NAME, AGE & ADDRESS        REGISTRANT        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                      HELD BY OFFICER
-------------------       ---------------    --------------------------------------------                     -------------------
W. JAMES HALL III (40)    General Counsel    General Counsel and Secretary  (6/00 to Present) of              N/A
622 Third Avenue          and Secretary      Third Avenue Trust; General Counsel and Secretary
New York, NY 10017                           (9/00 to Present) of Third Avenue  Variable Series Trust;
                                             General Counsel and Secretary (9/00 to Present) of EQSF
                                             Advisers, Inc., and its successor, Third Avenue Management
                                             LLC and subsidiaries; General Counsel and Secretary (12/00 to 7/02) of Danielson Holding Corporation; General Counsel
                                             and Secretary (5/00 to Present) of M.J. Whitman, Inc. and
                                             its successor, M.J. Whitman LLC and subsidiaries;
                                             General Counsel and Secretary (5/00 to 8/02) of M.J. Whitman
                                             Advisers,  Inc.; Associate (2/00 to 6/00) at Paul, Weiss,
                                             Rifkind, Wharton & Garrison LLP; Associate (11/96 to 1/00)
                                             at Morgan, Lewis & Bockius LLP (law firms).

HEATHER E. GARSON (33)    Chief Compliance   Chief  Compliance  Officer  (CCO) (9/04 to Present)              N/A
622 Third Avenue          Officer            of Third Avenue Trust; CCO (9/04 to Present) Third Avenue
New York, NY 10017                           Variable Series Trust; CCO Third Avenue Management LLC and
                                             subsidiaries (6/04 to Present); Vice President (12/02 to
                                             5/04) Deutsche Asset Management; Attorney and Compliance
                                             Officer (4/99 to 11/02) Jennison Associates LLC; Attorney
                                             and Compliance Officer (7/97 to 4/99) Victory SBSF division of Key Asset Management.

                                     [LOGO]


                               THIRD AVENUE FUNDS
                        SCHEDULE OF SHAREHOLDER EXPENSES
                                   (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions: redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the begining of the period, May 1, 2004 and held for the entire reporting period ended October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                          Expenses Paid
                                        Beginning          Ending       During the Period
                                      Account Value     Account Value    May 1, 2004 to     Annualized
                                       May 1, 2004    October 31, 2004  October 31, 2004   Expense Ratio
                                      -------------   ----------------  -----------------  -------------
Third Avenue Value Fund
  Actual                                 $1,000            $1,114             $6.07            1.14%
  Hypothetical                           $1,000            $1,019             $5.80            1.14%
Third Avenue Small-Cap Value Fund
  Actual                                 $1,000            $1,089             $6.00            1.14%
  Hypothetical                           $1,000            $1,019             $5.80            1.14%
Third Avenue Real Estate Value Fund
  Actual                                 $1,000            $1,183             $6.49            1.18%
  Hypothetical                           $1,000            $1,019             $6.01            1.18%
Third Avenue International Value Fund
  Actual                                 $1,000            $1,145             $9.46            1.75%
  Hypothetical                           $1,000            $1,016             $8.89            1.75%


* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

                                     [LOGO]

                               THIRD AVENUE FUNDS

                                 PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Funds' affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                      PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated the voting of proxies relating to their voting securities to the Adviser pursuant to the Adviser's proxy voting guidelines. A description of these proxy voting guidelines, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (800) 443-1021 and (ii) on the website of the Securities and Exchange Commission http://www.sec.gov.

                         SCHEDULE OF PORTFOLIO HOLDINGS

Beginning on the fiscal quarter ended July 31, 2004, the Third Avenue Funds have begun to file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Third Avenue Funds Form N-Q will be available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                     [LOGO]

                               THIRD AVENUE TRUST

                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2004. This information is presented to meet regulatory requirements and no current action on your part is required. The information and distributions reported below will differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2004. Information necessary to complete your income tax returns for the calendar year ending December 31, 2004 will be issued by the Funds in early part of 2005.

THIRD AVENUE VALUE FUND

Of the $0.315 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2004, $0.315 was derived from net investment income. Of the total ordinary income distributed 75.01% is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 59.28% of the total ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND

Of the $0.108 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2004, $0.025 was derived from net investment income, $0.056 from short-term capital gains, which are taxed as ordinary income and $0.027 from long-term capital gains. Of the total ordinary income distributed 78.23% is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 53.83% of the total ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE REAL ESTATE VALUE FUND

Of the $0.531 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2004, $0.452 was derived from net investment income, $0.041 from short-term capital gains, which are taxed as ordinary income and $0.038 from long-term capital gains. Of the total ordinary income distributed 39.77% is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 36.10% of the total ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE INTERNATIONAL VALUE FUND

Of the $0.297 per share paid to you in cash or reinvested into your account during the fiscal year ended October 31, 2004, $0.297 was derived from net investment income. Of the total ordinary income distributed 23.79% is qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11). 0.00% of the total ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                                     [LOGO]

                               THIRD AVENUE TRUST

                   FEDERAL TAX STATUS OF DIVIDENDS (CONTINUED)
                                   (UNAUDITED)

For the fiscal year ended October 31, 2004, the Third Avenue International Value Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses by country for the year ended October 31, 2004 are as follows:

                                                      FOREIGN TAX
                COUNTRY              GROSS INCOME     PASS THROUGH
                --------------       ------------     ------------
                Argentina             $    3,896        $      0
                Canada                   879,318          96,583
                France                    44,852           7,401
                Hong Kong                455,133               0
                Japan                    266,100          18,879
                New Zealand              583,638          38,119
                Norway                 1,240,284         109,997
                Panama                   337,500               0
                Singapore                638,399               0
                Spain                    125,725          18,859
                Sweden                    51,806           7,771
                Switzerland               32,036           4,805
                United Kingdom           395,180          39,518
                                      ----------        --------
                Totals                $5,053,867        $341,932
                                      ==========        ========

                                BOARD OF TRUSTEES
                                  Jack W. Aber
                                 David M. Barse
                              William E. Chapman II
                                 Lucinda Franks
                                 Edward J. Kaier
                                  Marvin Moser
                                  Eric Rakowski
                                  Martin Shubik
                                Charles C. Walden
                                Martin J. Whitman
                                    OFFICERS
                                Martin J. Whitman
                              Chairman of the Board
                                 David M. Barse
                       President, Chief executive Officer
                                Vincent J. Dugan
                       Chief Financial Officer, Treasurer
                                 Julie A. Smith
                               Assistant Treasurer
                                  W. James Hall
                           General Counsel, Secretary
                                Heather E. Garson
                            Chief Compliance Officer
                                 TRANSFER AGENT
                                    PFPC Inc.
                                   P.O. Box 9802
                            Providence, RI 02940-8002
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)
                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                622 Third Avenue
                               New York, NY 10017
                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                               300 Madison Avenue
                               New York, NY 10017
                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                               Princeton, NJ 08540

                                     [LOGO]

                               THIRD AVENUE FUNDS
                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                                www.thirdave.com

ITEM 2. CODE OF ETHICS.

At October 31, 2004, the Trust had a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is attached as an exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust's Board of Trustees has designated Jack Aber, an "independent" Trustee, as the Trust's audit committee financial expert and has determined that it has three audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Jack Aber, Martin Shubik and Charles Walden. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $190,000, including out of pocket expenses of $13,000, for the fiscal year ending October 31, 2004 and $176,000, including out of pocket expenses of $13,000, for the fiscal year ending October 31, 2003.

(b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported above in Item 4(a) were $0 for the fiscal year ending October 31, 2004 and $0 the fiscal year ending October 31, 2003.

(c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ending October 31, 2004 and $65,500 for the fiscal year ending October 31, 2003. These services related to the preparation of tax returns and the review of tax-related issues.

(d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 for the fiscal year ending October 31, 2004 and $0 for the fiscal year ending October 31, 2003.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

         (i) The Audit Committee's pre-approval policies and procedures are addressed in the Audit Committee's Charter approved December 2, 2004, attached as Exhibit C and incorporated by reference.

         (ii) The percentage of services described in each of Items 4(b) through
(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. was 100% for the fiscal year ended
October 31, 2004. Fee arrangements for the fiscal year ended October 31, 2003 were in place prior to pre-approval requirements.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for each of the last two fiscal years were $60,000 for the fiscal year ending October 31, 2004 and $57,500 for the fiscal year ending October 31, 2003.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of the Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the Trust's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)     Audit Committee Charter

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THIRD AVENUE TRUST

By:    /s/ David M. Barse
       ----------------------------
Name:      David M. Barse
Title:     Principal Executive Officer
Date:      January 4, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ David M. Barse
       ----------------------------
Name:      David M. Barse
Title:     Principal Executive Officer
Date:      January 4, 2004

By:    /s/ Vincent Dugan
       ----------------------------
Name:      Vincent Dugan
Title:     Principal Financial Officer
Date:      January 4, 2004